                                                                    EXHIBIT 10.2



                                                            [Final Version]
                                                            ---------------


______________________________________________________________________________



                                RS FUNDING INC.,
                                  as Company,

                             U.S. FOODSERVICE, INC.
                   (as successor to U.S.F. Distributors, Inc.
               which was formerly known as US Foodservice Inc.),
                                as the Servicer,

                                      and

                           THE CHASE MANHATTAN BANK,
                                   as Trustee


                             _____________________

                            SERIES 1998-1 SUPPLEMENT

                         Dated as of December 31, 1998

                                       to

                               POOLING AGREEMENT

                         Dated as of November 15, 1996


                             _____________________


                     RYKOFF-SEXTON RECEIVABLES MASTER TRUST


______________________________________________________________________________

                                 TABLE OF CONTENTS
                                 -----------------


                                                                                       Page
ARTICLE I  DEFINITIONS..............................................................    1

     SECTION 1.1.  Definitions......................................................    1

ARTICLE II DESIGNATION OF CERTIFICATES; PURCHASE AND SALE OF THE VFC CERTIFICATES...   18

     SECTION 2.1.  Designation......................................................   18
     SECTION 2.2.  The Series 1998-1 Certificates...................................   18
     SECTION 2.3.  Delivery.........................................................   18
     SECTION 2.4.  Procedure for Increasing the Series 1998-1 Invested Amount.......   18
     SECTION 2.5.  Procedure for Decreasing the Series 1998-1 Invested Amount;
                    Optional Termination............................................   20
     SECTION 2.6.  Funding Certification............................................   22
     SECTION 2.7.  Interest; Fees...................................................   23
     SECTION 2.8.  Indemnification by the Company and the Servicer..................   24

ARTICLE III OF THE AGREEMENT........................................................   26

     SECTION 3C.2.  Establishment of Trust Accounts.................................   26
     SECTION 3C.3.  Daily Allocations...............................................   27
     SECTION 3C.4.  Selection of Funding Periods;  Determination of Interest Rates..   29
     SECTION 3C.5.  Determination of Series 1998-1 Amortization Principal Payment...   30
     SECTION 3C.6. Applications.....................................................   31

ARTICLE IV..........................................................................   34
     DISTRIBUTIONS AND REPORTS......................................................   34

     SECTION 4C.1.  Distributions...................................................   34
     SECTION 4C.2.  Daily Reports...................................................   34
     SECTION 4C.3.  Statements and Notices..........................................   34

ARTICLE V  ADDITIONAL EARLY AMORTIZATION EVENTS.....................................  36

     SECTION 5.1.  Additional Early Amortization Events.............................  36

ARTICLE VI  SERVICING FEE...........................................................  39

     SECTION 6.1.  Servicing Compensation...........................................  39

ARTICLE VII  REPRESENTATIONS AND WARRANTIES, COVENANTS..............................  40

     SECTION 7.1.  Representations and Warranties of the Company and the Servicer...  40
     SECTION 7.2.  Covenants of the Company and the Servicer........................  40
     SECTION 7.3.  Covenants of the Servicer........................................  41
     SECTION 7.4.  Covenant of the Trustee..........................................  42
     SECTION 7.5.  Obligations Unaffected...........................................  42

ARTICLE VIII  CONDITIONS PRECEDENT..................................................  42

     SECTION 8.1.  Conditions Precedent to Effectiveness of the Supplement..........  42

ARTICLE IX  MISCELLANEOUS...........................................................  45

     SECTION 9.1.  Ratification of Agreement........................................  45
     SECTION 9.2.  Governing Law....................................................  45
     SECTION 9.3.  Further Assurances...............................................  46
     SECTION 9.4.  No Waiver; Cumulative Remedies...................................  46
     SECTION 9.5.  Amendments.......................................................  46
     SECTION 9.6.  Severability.....................................................  46
     SECTION 9.7.  Notices..........................................................  46
     SECTION 9.8.  Counterparts.....................................................  47
     SECTION 9.9.  Limitation on Addition and Termination of Sellers................  47

ARTICLE X  FINAL DISTRIBUTIONS......................................................  49

     SECTION 10.1.  Certain Distributions...........................................  49

ARTICLE XI  MISCELLANEOUS...........................................................  50

     SECTION 11.2.  Lockbox Concentration Accounts..................................  50
     SECTION 11.3.  Effectiveness...................................................  51

                                                                       iii
EXHIBITS

     Exhibit A    Form of VFC Certificate
     Exhibit B    Form of Series 1998-1 Subordinated Certificate
     Exhibit C    Form of Daily Report
     Exhibit D-1  Form of Monthly Settlement Statement
     Exhibit D-2  Form of Funding Period Settlement Statement
     Exhibit E    Form of Funding Certification
     Exhibit F    Form of UCC Certificate
     Exhibit G    Form of Increase Request

SCHEDULES

     Schedule 1   Trust Accounts
     Schedule 2   Additional Sellers

ANNEXES
     Annex I      Financial Covenant Definitions

          SERIES 1998-1 SUPPLEMENT, dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, this "Supplement"), among
                                                            ----------
RS Funding Inc., a Nevada corporation (the "Company"), U.S. Foodservice, Inc.
                                            -------
(as successor to U.S.F. Distributors, Inc., which was formerly known as US Foodservice Inc.), a Delaware corporation ("U.S. Foodservice"), as servicer (except where otherwise noted) (in such capacity, the "Servicer"), and The Chase
                                                       --------
Manhattan Bank, a New York banking corporation, in its capacity as Trustee (the "Trustee") under the Agreement (as defined below).
 -------


                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the Company, the Servicer and the Trustee have entered into a Pooling Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Agreement");
                                           ---------

          WHEREAS, the Agreement provides, among other things, that the Company, the Servicer and the Trustee may at any time and from time to time enter into supplements to the Agreement for the purpose of authorizing the issuance on behalf of the Trust by the Company for execution, and redelivery to the Trustee for authentication, of one or more Series of Investor Certificates; and

          WHEREAS, the Company, the Servicer and the Trustee wish to supplement the Agreement as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          SECTION I.1.  Definitions.  (a)  The following words and phrases shall
                        -----------
have the following meanings with respect to Series 1998-1 and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

          "Accrual Period" shall mean the period from and including a
           --------------
     Distribution Date, or, in the case of the initial Accrual Period, the Issuance Date, to but excluding the immediately succeeding Distribution Date.

          "Accrued Expense Amount" shall mean, for each Business Day during an
           ----------------------
     Accrual Period, the sum of (i) the Daily Interest Deposit for such Business Day, (ii) (A) if such Business Day is prior to the 20th day of such Accrual Period, 1/10 of each of the Series 1998-1 Monthly Servicing Fee and the portion of each of the Program Fee, the Administrative Fee and the Facility Fee to be paid on the next succeeding Distribution Date (up to but not exceeding, in each case, the full amount thereof), or (B) if such Business Day is on or after the 20th day of such Accrual Period and if the Agent notifies the Servicer and the Trustee on such Business Day that Aggregate Daily Collections previously transferred to the Series 1998-1 Non-Principal Collection Sub-subaccount are insufficient to pay the Series 1998-1 Monthly Servicing Fee and the portion of each of the Program Fee, the Administrative Fee and the Facility Fee to be paid on the next succeeding Distribution Date, an amount reasonably expected by the Agent to be equal to such insufficiency, which amount shall be specified in such notice to the Servicer and the Trustee, (iii) if such Business Day is during the period from the date on which notice of a request for the issuance of Commercial Paper is given through the date of the issuance of such Commercial Paper, the amount of the Dealer Fee, notified by the Agent to the Trustee, expected to be incurred in connection with the issuance of such Commercial Paper (the "Dealer Fee Notification Amount"), and (iv) all Program Costs which have accrued since the preceding Business Day.

          "Additional Interest" shall mean with respect to any outstanding Past
           -------------------
     Due Interest, interest thereon, until paid in full, at a per annum rate equal to the sum of (i) Base Rate as in effect from day to day and actual days elapsed and (ii) 2.00%.

          "Adjusted Eurodollar Rate" for any Eurodollar Tranche for any
           ------------------------
     Eurodollar Period shall mean an interest rate per annum equal to (A) LIBOR for such Eurodollar Period, divided by (B) (1) one minus (2) the Eurodollar
                                 ------- --             -----
     Reserve Requirements (expressed as a decimal) applicable during that Eurodollar Period.

          "Administrative Fees" shall have the meaning specified in subsection
           -------------------
     2.7(c).

          "Administrative Fee Rate" means the per annum rate described as the
           -----------------------
     "Administrative Fee Rate", as set forth in the Fee Letter.

          "Aged Receivables Ratio" shall mean, as of the last day of each
           ----------------------
     Settlement Period, the percentage equivalent of a fraction, (i) the numerator of which shall be the sum of (A) the aggregate unpaid balance of Receivables that were 91-120 days past their respective original invoice dates as of such last day and (B) the aggregate amount of Receivables of the Sellers which were charged off as uncollectible prior to the day which is 91 days after their respective original invoice dates during such Settlement Period, and (ii) the denominator of which shall be the aggregate Principal Amount of Receivables originated by the Sellers during the third prior Settlement Period (including the Settlement Period ended on such day).

          "Agent" shall mean at any time, the financial institution then serving
           -----
     as the "Agent" under and as defined in the Certificate Purchase Agreement.

          "Alternate Purchaser" shall have the meaning specified in the
           -------------------
     Certificate Purchase Agreement.

          "Applicable Margin" shall mean, for purposes of calculating the
           -----------------
     Eurodollar Rate for any Eurodollar Tranche, the applicable margin corresponding to the "Total Debt Ratio" (as such term is defined in Annex I hereto) set forth below in effect as of the most recent Determination Date:

     Total Debt Ratio                        Applicable Margin
     ----------------                        -----------------

     less than or equal to 2.5 to 1.0        100.0 basis points

     greater than 2.5 to 1.0
     but less than or equal to 4.0 to 1.0    112.5 basis points

     greater than 4.0 to 1.0                 125.0 basis points

          "Available Funds" shall have the meaning specified in subsection
           ---------------
     2.7(g).

          "Base Rate" or "BR" means, a rate per annum equal to the greater of
           ---------      --
     (i) the prime rate of interest announced by NationsBank from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by NationsBank), and (ii) the sum of
     (a) 1.50% and (b) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by NationsBank from three Federal funds brokers of recognized standing selected by it.

          "Carrying Cost Reserve Ratio" shall mean, as of any Settlement Report
           ---------------------------
     Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to the product of (A) the greatest of (1) 2.00 times Days Sales Outstanding as of such day, (2) 60
                          -----
     and (3) the weighted average length of all then outstanding Funding Periods and (B) the greater of (1) the Discount Rate or (2) the Base Rate as of such day plus 2.0%, as either (1) or (2) of clause (B) shall be divided by
              ----                                                   ------- --
     360.

          "Certificate Purchase Agreement" shall mean the Certificate Purchase
           ------------------------------
     Agreement, dated as of December 31, 1998, among each of the Company, U.S. Foodservice, the "Conduit Purchasers" parties thereto from time to time, the "Alternate Purchasers" parties thereto from time to time, and NationsBank, as "Agent" for the "Conduit Purchasers" and "Alternate Purchasers" thereunder, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Change in Control" shall mean the occurrence of any event the result
           -----------------
     of which causes the Company not to be a direct or indirect, wholly-owned Subsidiary of U.S. Foodservice.

          "Clean-Up Call Amount" shall mean the Clean-Up Call Percentage of the
           --------------------
     highest Series 1998-1 Invested Amount at any time during the Series 1998-1 Revolving Period.

          "Clean-Up Call Percentage" shall mean 10%.
           ------------------------

          "Commercial Paper" shall mean, with respect to a Conduit Purchaser,
           ----------------
     commercial paper notes issued by such Conduit Purchaser in order to fund the purchase or maintenance by such Conduit Purchaser of an interest in the VFC Certificates under the Certificate Purchase Agreement.

          "Conduit Purchaser" shall have the meaning assigned to such term in
           -----------------
     the Certificate Purchase Agreement.

          "Daily Interest Deposit" shall mean, for any Business Day, an amount
           ----------------------
     equal to the sum of (i) the aggregate accrued but unpaid Funding Period Interest on the VFC Certificates for all outstanding Funding Periods to the extent not previously deposited to the Series 1998-1 Non-Principal Collection Sub-subaccount; provided, however, that if such Business Day is
                                --------  -------
     the first, second or third Business Day preceding the Funding Period Settlement Date for any Funding Period, the accrued Funding Period Interest for such Funding Period shall be deemed to be the full amount of Funding Period Interest scheduled (or in the case of the Unallocated Balance, expected in good faith by the Servicer) to be due and payable on such Funding Period Settlement Date up to the full amount thereof, plus (ii) the
                                                                   ----
     aggregate amount of all previously accrued and unpaid Daily Interest Deposits, plus (iii) the aggregate amount of all accrued and unpaid
               ----
     Additional Interest accrued since the previous Business Day.

          "Daily Report" shall mean a report prepared by the Servicer on each
           ------------
     Business Day for the period specified therein, in substantially the form of Exhibit C.

          "Days Sales Outstanding" shall mean, as of any Settlement Report Date
           ----------------------
     and continuing until (but not including) the next Settlement Report Date, the number of days equal to the product of (a) 91 and (b) the amount obtained by dividing (i) the aggregate Principal Amount of Eligible Receivables as of the last day of the immediately preceding Settlement Period by (ii) the aggregate Principal Amount of Receivables generated by the Sellers for the three Settlement Periods immediately preceding such earlier Settlement Report Date.

          "Dealer Fee" shall have the meaning assigned to such term in the Fee
           ----------
     Letter.

          "Decrease" shall have the meaning specified in subsection 2.5(a).
           --------

          "Delinquency Ratio" shall mean, for any Settlement Period, the ratio
           -----------------
     (expressed as a percentage) computed as of the last day of such Settlement

     Period by dividing (i) the aggregate outstanding Principal Amount of all Delinquent Receivables as of such date by (ii) the aggregate outstanding Principal Amount of all Receivables (other than Defaulted Receivables) as of such date.

          "Delinquent Receivable" shall mean, as of any date of determination,
           ---------------------
     any Receivable (i) which is unpaid in whole or in part for more than 60 days after its original invoice date and (ii) which is not a Defaulted Receivable.

          "Dilution Horizon" shall mean, (i) for the period from the Issuance
           ----------------
     Date until May 17, 1999, 8.432 days, and (ii) for each six-month period (beginning and ending on a Settlement Report Date) to occur after such initial period, as determined by the Servicer by selecting a random sample of approximately 1,000 Dilution Adjustment memos created during such period, the number of days (expressed as a dollar weighted average based upon the Dilution Adjustments for such period) from the occurrence of any event which gives rise to a Dilution Adjustment until a Dilution Adjustment memo is issued by the Servicer in accordance with the Policies; provided
                                                           --------
     that in no event shall the Dilution Horizon be less than 3.5 days.

          "Dilution Horizon Factor" shall mean (a) for the period from the
           -----------------------
     Issuance Date until May 17, 1999, 0.281, and (b) for each six-month period (beginning and ending on a Settlement Report Date) to occur after such initial period, a fraction, (i) the numerator of which is the Dilution Horizon for such period and (ii) the denominator of which is 30; provided,
                                                                      --------
     however, that if the Dilution Horizon Factor for any period would be less
     -------
     than the Dilution Horizon Factor for the immediately preceding period, then the actual Dilution Horizon Factor for such current period shall be recalculated to equal a fraction, the numerator of which is equal to the average of the numerators used to calculate the Dilution Horizon Factor for such immediately preceding period and such current period and the denominator of which is 30.

          "Dilution Period" shall mean, as of any Settlement Report Date and
           ---------------
     continuing until (but not including) the next Settlement Report Date, the quotient of (i) the product of (A) the aggregate Principal Amount of Receivables which were originated by the Sellers during the Settlement Period immediately preceding such earlier Settlement Report Date and (B) the Dilution Horizon Factor then in effect and (ii) the Aggregate Receivables Amount as of the last day of the Settlement Period immediately preceding such earlier Settlement Report Date.

          "Dilution Ratio" shall mean, for each Settlement Period, an amount
           --------------
     (expressed as a percentage) equal to the aggregate amount of Dilution Adjustments made during such Settlement Period divided by the aggregate
                                                    ------- --
     Principal Amount of Receivables which were originated by the Sellers during such Settlement Period.

          "Dilution Reserve Ratio" shall mean, as of any Settlement Report Date
           ----------------------
     and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) which is calculated for the VFC Certificates, as follows:

          DRR = [(c * d) + [(e-d) * (e/d)]] * f

     Where:

          DRR = Dilution Reserve Ratio;

          c =      2.00;

          d = the average of the Dilution Ratio during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

          e = the highest Dilution Ratio for any Settlement Period during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and

          f =      the Dilution Period.

          "Discount Rate" shall mean, as of any date of determination,
           -------------

          (x) the sum of (i) the product of (A) the aggregate amount of interest accrued with respect to the VFC Certificates during the Settlement Period immediately preceding the most recent Settlement Report Date, and (B) 1.50, and (ii) an amount equal to (A) the sum of the aggregate amount of fees (other than the Servicing Fee and Program Costs) accrued with respect to the VFC Certificates during the Settlement Period immediately preceding the most recent Settlement Report Date; divided by
                                         ------- --

          (y) the average daily Series 1998-1 Invested Amount during such Settlement Period.

          "Early Amortization Event" shall have the meanings assigned in Section
           ------------------------
     5.1 of this Supplement and Section 7.1 of the Agreement.

          "Early Amortization Period" shall have the meaning assigned in Section
           -------------------------
     5.1 of this Supplement and Section 7.1 of the Agreement.

          "Effective Date" shall have the meaning assigned in Section 8.1 of
           --------------
this Supplement.

          "Eurodollar Period" shall mean with respect to any Eurodollar Tranche,
           -----------------
     the Period of 30 days or more to which any portion of the Unallocated Balance is allocated pursuant to subsection 3C.4 in a manner giving rise to a Eurodollar Tranche.

          "Eurodollar Reserve Requirements" shall mean for any Eurodollar
           -------------------------------
     Period, the daily average (rounded upward, if necessary, to the nearest whole multiple of 1/16 of 1% per annum) of the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on each day during such Eurodollar Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of the Federal Reserve System.

          "Eurodollar Tranche" shall mean a portion of the Series 1998-1
           ------------------
     Invested Amount allocable to interests in VFC Certificates for which Funding Period Interest is calculated by reference to an Adjusted Eurodollar Rate for a particular Eurodollar Period pursuant to subsection 3C.4.

          "Facility Fee Rate" means the per annum rate described as the
           -----------------
     "Facility Fee Rate", as set forth in the Fee Letter.

          "Facility Fees" shall have the meaning specified in subsection 2.7(d).
           -------------

          "Fee Letter" means the letter agreement dated as of December 31, 1998
           ----------
     among the Company, the Agent, and a certain Conduit Purchaser, with respect to certain fees to be paid by the Company hereunder, as amended, restated, supplemented or otherwise modified from time to time.

          "Funding Certification" shall have the meaning specified in subsection
           ---------------------
     2.6.

          "Funding Period" shall mean (i) with reference to any portion of the
           --------------
     Series 1998-1 Invested Amount allocable to interests in the VFC Certificates funded by the issuance of Commercial Paper, (1) initially, a period of 1 to 120 days, and otherwise determined in accordance with the requirements of subsection 3C.4(b), commencing on the Issuance Date, and
     (2) thereafter, a period of 1 to 120 days, determined in accordance with the requirements of subsection 3C.4(b), commencing on the last day of the immediately preceding Funding Period for such portion of the Series 1998-1 Invested Amount; provided, however, that the Funding Period applicable to
                      --------  -------
     the amount of any Increase allocated to the Purchaser subsequent to the Issuance Date shall be a period of 1 to 120 days, determined in accordance with the requirements of subsection 3C.4(b), commencing on the applicable Increase Date and (ii) with reference to any portion of the Series 1998-1 Invested Amount not allocable to interests in the VFC Certificates funded by the issuance of Commercial Paper, a period of 30 days or more.

          "Funding Period Determination Date" shall mean with respect to any
           ---------------------------------
     Funding Period Settlement Date, the Business Day immediately preceding such Funding Period Settlement Date.

          "Funding Period Interest" shall mean (i) with respect to that portion
           -----------------------
     of the Series 1998-1 Invested Amount allocated to a Funding Period as provided in Section 3C.4, the aggregate interest accrued at the Funding Period Rate for such Funding Period on such allocated portion of the Series 1998-1 Invested Amount, calculated on the basis specified in subsection 2.7(e) and (ii) as of any Distribution Date with respect to the Unallocated Balance outstanding from time to time, the aggregate interest accrued thereon at the Base Rate in effect from time to time from and including the preceding Distribution Date with respect to the Unallocated Balance to but excluding the current Distribution Date with respect to the Unallocated Balance, calculated on the basis specified in subsection 2.7(e).

          "Funding Period Rate" shall mean, for any Funding Period and that
           -------------------
     portion of the Series 1998-1 Invested Amount allocated to that Funding
     Period:

               (i) (A) to the extent of the interest in the VFC Certificates evidencing the Series 1998-1 Invested Amount funded by any Conduit Purchaser through the issuance of Commercial Paper, the rate equivalent to the rate (or if more than one rate, the weighted average of the rates), at which Commercial Paper of such Conduit Purchaser having a term equal to such Funding Period were sold by any placement agent or commercial paper dealer selected by such

          Conduit Purchaser, as agreed between each such agent or dealer and such Conduit Purchaser and notified by such Conduit Purchaser to the Servicer within 2 Business Days of such agreement; provided, however,
                                                             --------  -------
          if the rate (or rates) as agreed between any such agent or dealer and a Conduit Purchaser with regard to any Funding Period is a discount rate (or rates), the "Funding Period Rate" for such Funding Period
                                -------------------
          shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate (or rates) per annum; and (B) to the extent of any interest in the VFC Certificates evidencing the Series 1998-1 Invested Amount funded by any Conduit Purchaser other than through issuing Commercial Paper, a rate equal to (1) to the extent that such portion of its investment in such VFC Certificates is funded by draws on liquidity or credit enhancement facilities available to such Conduit Purchaser, the rate (or if more than one rate, the weighted average of the rates) charged to such Conduit Purchaser by the relevant liquidity providers or credit enhancers then providing such funding and notified by such Conduit Purchaser to the Servicer, and (2) in all other cases, (x) the Base Rate, or (y) such other rate as such Conduit Purchaser and the Company shall agree to in writing; and

               (ii) to the extent of the interests held by each Alternate Purchaser in the VFC Certificates evidencing the Series 1998-1 Invested Amount, either (A) (1) the Base Rate in effect from time to time during such Funding Period or (2) in respect of any portion of the Series 1998-1 Invested Amount then allocated to a Eurodollar Tranche, the sum of (x) the Adjusted Eurodollar Rate for such Funding Period and (y) the Applicable Margin, as the Company shall select in accordance with the provisions of subsection 3C.4(a), or, if the Agent so declares in accordance with subsection 3C.4(b) after the occurrence and during the continuance of an Early Amortization Event, the Base Rate in effect during such Funding Period plus 2.0% or (B) such other rate as such Alternate Purchaser and the Company shall agree to in writing.

          "Funding Period Settlement Date" shall mean (i) with respect to any
           ------------------------------
     Funding Period, the last day of such Funding Period and (ii) with respect to the Unallocated Balance outstanding from time to time during any Accrual Period, the Distribution Date immediately following the end of such Accrual Period.

          "Funding Period Settlement Statement" shall have the meaning specified
           -----------------------------------
     in Section 4C.3.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
     United States of America as in effect from time to time.

          "Increase" shall have the meaning specified in subsection 2.4(a).
           --------

          "Increase Amount" shall have the meaning specified in subsection
           ---------------
     2.4(a).

          "Increase Date" shall have the meaning specified in subsection 2.4(a).
           -------------

          "Initial Subordinated Certificate Amount" shall mean the Series 1998-1
           ---------------------------------------
     Subordinated Certificate Amount on the Issuance Date.

          "Invested Percentage" shall mean, with respect to any Business Day (i)
           -------------------
     during the Series 1998-1 Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Series 1998-1 Allocated Receivables Amount as of the end of the immediately preceding Business Day and the denominator of which is the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (ii) during the Series 1998-1 Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Series 1998-1 Allocated Receivables Amount as of the end of the last Business Day of the Series 1998-1 Revolving Period (provided that
                                                                  -------- ----
     if during the Series 1998-1 Amortization Period, the amortization periods of all other Outstanding Series which were outstanding prior to the commencement of the Series 1998-1 Amortization Period commence, then, from and after the date the last of such Series commences its Amortization Period, the numerator shall be the Series 1998-1 Allocated Receivables Amount as of the end of the Business Day preceding such date) and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined.

          "Issuance Date" shall mean ________ __, 1999.
           -------------

          "LIBOR" shall mean, for any Eurodollar Period, the rate per annum, as
           -----
     recorded by the Trustee, which is the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for Dollar deposits having a maturity of 30 days or more commencing on the first day of such

     Eurodollar Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 a.m., London time, on the second full Business Day prior to such date; provided, however, that if there shall at any time no longer exist a
     --------  -------
     Telerate British Bankers Assoc. Interest Settlement Rates Page, "LIBOR" shall mean with respect to each day during each Eurodollar Period, the rate per annum equal to the rate at which The Chase Manhattan Bank is offered Dollar deposits at or about 10:00 a.m., New York City time, two Business Days prior to the beginning of such Eurodollar Period in the London interbank eurodollar market for delivery on the first day of such Eurodollar Period for 30 days or more and in a principal amount equal to an amount of not less than $1,000,000. "Telerate British Bankers Assoc.
                                          -------------------------------
     Interest Settlement Rates Page" shall mean the display designated as Page
     ------------------------------
     3750 on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

          "Loss Reserve Ratio" shall mean, as of any Settlement Report Date and
           ------------------
     continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

          LRR =  [(a * b)/c] * d

     Where:

          LRR = Loss Reserve Ratio;

          a = the aggregate Principal Amount of Receivables originated by the Sellers during the three Settlement Periods immediately preceding such earlier Settlement Report Date;

          b = the highest three-month rolling average of the Aged Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods preceding such earlier Settlement Report Date;

          c = the Aggregate Receivables Amount as of the last day of the Settlement Period preceding such earlier Settlement Report Date; and

          d =   2.0

          "Loss-to-Liquidation Ratio" means, for any Settlement Period, the
           -------------------------
     ratio (expressed as a percentage) computed as of the last day of such Settlement Period by dividing (i) the sum of (a) the aggregate outstanding Principal Amount of all Receivables as to which any payment, or part thereof, remains unpaid for 91 - 120 days after the original invoice date of such Receivable and (b) the greater of (1) the aggregate outstanding Principal Amount of all Receivables which have been charged off during such Settlement Period as uncollectible prior to the day which is 91 days after the original invoice date of such Receivable and (2) 0, by (ii) the aggregate amount of Aggregate Daily Collections received during such Settlement Period.

          "Majority Purchasers" shall have the meaning assigned to such term in
           -------------------
     the Certificate Purchase Agreement.

          "Maximum Invested Amount" shall mean , as of any date of
           -----------------------
     determination, an amount equal to $153,000,000; provided, however, that at
                                                     --------  -------
     all times on and after the first day of the Series 1998-1 Amortization Period, the "Maximum Invested Amount" shall be equal to the Series 1998-1
                  -----------------------
     Invested Amount in effect at such time.

          "Minimum Ratio" shall mean, as of any Settlement Report Date and
           -------------
     continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

          MR =  (a * b) + c

     Where:

          MR =  Minimum Ratio;

          a = the average of the Dilution Ratios during the period of the twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

          b =   the Dilution Period; and

          c =   a percentage equal to the sum of

                    (x) 1.75%, and

                    (y) the greater of (1) the product of 1 and the percentage set forth opposite the entry "A-2 or BBB+" under the heading "S&P" in the definition of the term "Overconcentration Amount" set forth in
                        Section 1.1 of the Agreement from time to time, (2) the product of 2 and the percentage set forth opposite the entry "A3 or BBB-" under the heading "S&P" in the definition of the term "Overconcentration Amount" set forth in Section 1.1 of the Agreement from time to time, and (3) the product of 4 and the percentage set forth opposite the entry "Not rated/other" under the heading "S&P" in the definition of the term "Overconcentration Amount" set forth in Section 1.1 of the Agreement from time to time.

          "Monthly Settlement Statement" shall have the meaning specified in
           ----------------------------
     Section 4C.3.

          "NationsBank" means NationsBank, N.A., and any successor thereto.
           -----------

          "Optional Termination Date" shall have the meaning assigned in
           -------------------------
     subsection 2.5(e).

          "Optional Termination Notice" shall have the meaning assigned in
           ---------------------------
     subsection 2.5(e).

          "Past Due Interest" shall mean with reference to any Funding Period
           -----------------
     Settlement Date, any portion of the Funding Period Interest originally due on a previous Funding Period Settlement Date that remains outstanding on the current Funding Period Settlement Date.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established
           ----
     pursuant to Subtitle A of Title IV of ERISA.

          "Program Costs" shall mean, for any Business Day, the product of (i)
           -------------
     all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of the issuance of the VFC Certificates) on such Business Day and (ii) a fraction, the numerator of which is the Series 1998-1 Invested Amount on such Business Day and the denominator of which is the Aggregate Invested Amount on such Business Day; provided, however, that
                                                         --------  -------
     Program Costs shall not exceed $50,000 in the aggregate in any fiscal year of the Company.

          "Program Fee" shall have the meaning specified in subsection 2.7(b).
           -----------

          "Program Fee Rate" means the per annum rate described as the "Program
           ----------------
     Fee Rate", as set forth in the Fee Letter.

          "Purchaser" shall mean either of a Conduit Purchaser or an Alternate
           ---------
     Purchaser.

          "Rating Agency" shall mean the Agent.  Notwithstanding anything to the
           -------------
     contrary contained in the Agreement, with respect to any references to the "Rating Agency Condition" contained in this Supplement, the Agreement or
      -----------------------
     any other Transaction Document, the "Rating Agency Condition" may be satisfied solely by way of compliance with subsection 7.2(e) hereof.

          "Record Date" shall mean, with respect to any Distribution Date, the
           -----------
     last Business Day of the immediately preceding Settlement Period.

          "Scheduled Revolving Termination Date" shall mean April 30, 1999, as
           ------------------------------------
     such date may be extended from time to time pursuant to Section 2.05 of the Certificate Purchase Agreement.

          "Series 1998-1" shall mean Series 1998-1, the Principal Terms of which
           -------------
     are set forth in this Supplement.

          "Series 1998-1 Accrued Interest Sub-subaccount" shall have the meaning
           ---------------------------------------------
     assigned in subsection 3C.2(a).

          "Series 1998-1 Adjusted Invested Amount" shall mean, as of any date of
           --------------------------------------
     determination, the greater of (i) (A) the Series 1998-1 Invested Amount on such date, minus (B) the amount on deposit in the Series 1998-1 Principal
                -----
     Collection Sub-subaccount on such date and (ii) an amount equal, during the Series 1998-1 Revolving Period, to $500,000 and, thereafter, to $0.

          "Series 1998-1 Allocable Charged-Off Amount" shall mean, with respect
           ------------------------------------------
     to any Special Allocation Settlement Report Date, the "Allocable Charged-Off Amount", if any, which has been allocated to Series 1998-1.

          "Series 1998-1 Allocable Recoveries Amount" shall mean, with respect
           -----------------------------------------
     to any Special Allocation Settlement Report Date, the "Allocable Recoveries Amount", if any, which has been allocated to Series 1998-1.

          "Series 1998-1 Allocated Receivables Amount" shall mean, on any date
           ------------------------------------------
     of determination, the lower of (i) the Series 1998-1 Target Receivables

     Amount on such day and (ii) the product of (x) the Aggregate Receivables Amount on such day and (y) the percentage equivalent of a fraction the numerator of which is the Series 1998-1 Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount on such day.

          "Series 1998-1 Amortization Period" shall mean the period commencing
           ---------------------------------
     on the Business Day following the termination of the Series 1998-1 Revolving Period and ending on the earlier of (x) the date when the Series 1998-1 Invested Amount (calculated without regard to clauses (iv) and (v) of the definition of Series 1998-1 Invested Amount) shall have been reduced to zero and all accrued interest on and fees payable (A) in respect of the VFC Certificates and (B) to the Agent and the Purchasers hereunder and under the Certificate Purchase Agreement, shall have been paid in full and
     (y) the Series 1998-1 Termination Date.

          "Series 1998-1 Amortization Principal Payment" shall have the meaning
           --------------------------------------------
     assigned in subsection 3C.5(a).

          "Series 1998-1 Collection Subaccount" shall have the meaning assigned
           -----------------------------------
     in subsection 3C.2(a).

          "Series 1998-1 Initial Invested Amount" shall mean $51,000,000.
           -------------------------------------

          "Series 1998-1 Interests" shall mean, collectively, the Series 1998-1
           -----------------------
     Certificateholders' Interest and the Series 1998-1 Subordinated Interest.

          "Series 1998-1 Invested Amount" shall mean, with respect to any date
           -----------------------------
     of determination, (i) an amount equal to the Series 1998-1 Initial Invested Amount, plus (ii) the amount of all Increases effected pursuant to Section
             ----
     2.4 made on or prior to such day, minus (iii) the amount of all
                                       -----
     distributions to the Purchasers in reduction of the Series 1998-1 Invested Amount pursuant to Section 2.5 or Section 3C.6 on or prior to such day,

     minus (iv) the aggregate Series 1998-1 Allocable Charged-Off Amount applied
     -----
     to the Purchasers on or prior to such date pursuant to subsection 3C.5(b)(ii), plus (v) the aggregate Series 1998-1 Allocable Recoveries
                   ----
     Amount applied to the Purchasers on or prior to such date (but only to the extent of any unreimbursed reductions made pursuant to clause (iv) above) pursuant to subsection 3C.5(c)(i).

          "Series 1998-1 Monthly Servicing Fee" shall have the meaning assigned
           -----------------------------------
     in Section 6.1.

          "Series 1998-1 Non-Principal Collection Sub-subaccount" shall have the
           -----------------------------------------------------
     meaning assigned in subsection 3C.2(a).

          "Series 1998-1 Non-Subordinated Percentage" shall mean a percentage
           -----------------------------------------
     equal to (a) 100 percent, minus (b) the Series 1998-1 Subordinated
                               -----
     Percentage.

          "Series 1998-1 Principal Collection Sub-subaccount" shall have the
           -------------------------------------------------
     meaning assigned in subsection 3C.2(a).

          "Series 1998-1 Ratio" shall mean, as of any Settlement Report Date and
           -------------------
     continuing until (but not including) the next Settlement Report Date, the greater of (i) the sum of the Loss Reserve Ratio and the Dilution Reserve Ratio and (ii) the Minimum Ratio, in each case, then in effect.

          "Series 1998-1 Required Reserves" shall mean, subject to Section 9.9,
           -------------------------------
     (x) on any date of determination during the Series 1998-1 Revolving Period, an amount equal to the sum of:

               (a) an amount equal to the product of (A) the Series 1998-1 Adjusted Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and (B) the percentage equivalent of (1) a fraction, the numerator of which is one and the denominator of which is one minus the Series 1998-1 Ratio, minus (2)
                                      -----                          -----
          one; and

               (b) the product of (i) the Series 1998-1 Invested Amount on such day and (ii) a fraction, the numerator of which is the Carrying Cost Reserve Ratio, and the denominator of which is one minus the Series
                                                             -----
          1998-1 Ratio; and

               (c) the product of (i) the aggregate Principal Amount of Receivables in the Trust on such day, (ii) a fraction, the numerator of which is the Series 1998-1 Invested Amount on such day, and the denominator of which is the Aggregate Invested Amount on such day, and
          (iii) a fraction, the numerator of which is the Servicing Reserve Ratio, and the denominator of which is one minus the Series 1998-1
                                                     -----
          Ratio; and

               (d) the amount of any Accrued Expense Amount in respect of which sufficient Aggregate Daily Collections have not been transferred to the Series 1998-1 Non-Principal Collection Sub-subaccount; and

               (e) the product of (i) $50,000 and (ii) the percentage equivalent of a fraction, the numerator of which is one and the denominator of which is one minus the Series 1998-1 Ratio;
                                      -----
     and (y) on any date of determination during the Series 1998-1 Amortization Period, an amount equal to the Series 1998-1 Required Reserves on the last Business Day of the Series 1998-1 Revolving Period; provided, in the case
                                                         --------
     of this clause (y), that such amount shall be adjusted on each Special Allocation Settlement Report Date, if any, to the extent required as set forth in Section 3C.5(b)(i) and Section 3C.5(c)(ii).

          "Series 1998-1 Required Reserves Ratio" shall mean, as of any date of
           -------------------------------------
     determination, the quotient of (i) the Series 1998-1 Required Reserves on such day and (ii) the Series 1998-1 Adjusted Invested Amount on such day.

          "Series 1998-1 Required Subordinated Amount" shall mean, (x) on any
           ------------------------------------------
     date of determination during the Series 1998-1 Revolving Period, the product of (i) the Series 1998-1 Adjusted Invested Amount and (ii) the Series 1998-1 Required Reserves Ratio and (y) on any date of determination during the Series 1998-1 Amortization Period, an amount equal to the amount calculated pursuant to clause (x) above as of the last Business Day of the Series 1998-1 Revolving Period; provided, in each case, that such amount
                                     --------
     shall be adjusted on each Special Allocation Settlement Report Date, if any, to the extent required as set forth in Section 3C.5(b)(i) and Section 3C.5(c)(ii).

          "Series 1998-1 Revolving Period" shall mean the period commencing on
           ------------------------------
     the Issuance Date and terminating on the close of business on the earliest to occur of: (i) the date on which an Early Amortization Period is declared to commence or automatically commences, (ii) the Optional Termination Date and (iii) the Scheduled Revolving Termination Date.

          "Series 1998-1 Subordinated Certificate Amount" shall mean, for any
           ---------------------------------------------
     date of determination, an amount equal to (i) the Series 1998-1 Allocated Receivables Amount minus (ii) the Series 1998-1 Adjusted Invested Amount.
                        -----

          "Series 1998-1 Subordinated Certificate Increase Amount" shall have
           ------------------------------------------------------
     the meaning assigned in subsection 2.4(a).

          "Series 1998-1 Subordinated Certificate Reduction Amount" shall have
           -------------------------------------------------------
     the meaning assigned in subsection 2.5(c).

          "Series 1998-1 Subordinated Interest" shall have the meaning assigned
           -----------------------------------
     in subsection 2.2(b).

          "Series 1998-1 Subordinated Percentage" shall mean the percentage
           -------------------------------------
     equivalent of a fraction, the numerator of which is the Series 1998-1 Required Reserves on the last Business Day of the Series 1998-1 Revolving Period, and the denominator of which is the sum of the Series 1998-1 Adjusted Invested Amount and the Series

     1998-1 Required Reserves, in each case on the last Business Day of the Series 1998-1 Revolving Period.

          "Series 1998-1 Target Receivables Amount" shall mean, on any date of
           ---------------------------------------
     determination, the sum of (i) the Series 1998-1 Adjusted Invested Amount on such day and (ii) the Series 1998-1 Required Reserves for such day.

          "Series 1998-1 Termination Date" shall mean the Distribution Date that
           ------------------------------
     occurs in February of 2000, or as otherwise extended.

          "Servicer" shall have the meaning specified in the preamble hereto.
           --------

          "Servicing Reserve Ratio" shall mean, as of any Settlement Report Date
           -----------------------
     and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (i) the product of (A) the Servicing Fee Percentage and (B) 2.0 times Days Sales Outstanding as of
                                          -----
     such earlier Settlement Report Date, divided by (ii) 360.
                                          ------- --

          "Structuring Agent" means NationsBanc Montgomery Securities LLC.
           -----------------

          "Structuring Fee" shall have the meaning specified in subsection
           ---------------
     2.7(f).

          "Trust Accounts" shall have the meaning specified in subsection
           --------------
     3C.2(a).

          "UCC Certificate" shall mean a certificate substantially in the form
           ---------------
     of Exhibit F to this Supplement

          "Unallocated Balance" shall have the meaning specified in subsection
           -------------------
     3C.4(c).

          "U.S. Foodservice" shall have the meaning specified in the preamble
           ----------------
     hereto.

          "VFC Certificate" shall mean a Floating Rate Variable Funding Trade
           ---------------
     Receivables Participation Certificate, Series 1998-1, executed by the

     Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

          "VFC Certificateholder" shall mean the Agent, for the benefit of the
           ---------------------
     Purchasers.

          "VFC Certificateholders* Interest" shall have the meaning assigned in
           --------------------------------
     Section 2.2(a).

          (b) If any term or provision contained herein conflicts with or is inconsistent with any term, definition or provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Article, Section or subsections of this Supplement, except as otherwise provided herein. Unless otherwise stated herein, the context otherwise requires or such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 1998-1 Certificates and no other Series of Investor Certificates issued by the Trust.


                                   ARTICLE II

                 DESIGNATION OF CERTIFICATES; PURCHASE AND SALE
                            OF THE VFC CERTIFICATES

          SECTION II.1.  Designation.  The Certificates and interests created
                         -----------
and authorized pursuant to the Agreement and this Supplement shall consist of
(i) a class of Certificates, designated as the "Floating Rate Variable Funding Trade Receivables Participation Certificates, Series 1998-1" and (ii) an interest designated as the "Series 1998-1 Subordinated Interest".

          SECTION II.2.  The Series 1998-1 Certificates.  (a)  The VFC
                         ------------------------------
Certificates shall represent fractional undivided interests in the Trust, consisting of the right to receive (i) the Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) all other funds on deposit in the Series Collection Subaccounts and any subaccounts thereof (collectively, the "VFC Certificateholders' Interest").
     --------------------------------

          (b) The Series 1998-1 Subordinated Certificate shall represent a fractional undivided interest in the Trust, consisting of the right to receive Collections with respect to the Receivables allocated to the VFC Certificateholders' Interest and not required to be distributed to or for the benefit of the Holders of the VFC Certificates (the "Series 1998-1 Subordinated
                                                     --------------------------
Interest").
--------

          (c) The VFC Certificates and the Series 1998-1 Subordinated Certificate shall be issued in registered form substantially in the forms of Exhibits A and B, respectively, and shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in
Section 2.3 hereof and Section 5.2 of the Agreement.

          SECTION II.3.  Delivery.  (a)  On the Issuance Date, the Company shall
                         --------
sign, on behalf of the Trust, and shall direct the Trustee in writing pursuant to Section 5.2 of the Agreement to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate (i) the VFC Certificates in such names and such denominations and deliver such VFC Certificates to the VFC Certificateholder in accordance with such written directions and (ii) the Series 1998-1 Subordinated Certificate and deliver such Series 1998-1 Subordinated Certificate to the Company as holder thereof in accordance with such written directions. The VFC Certificates shall be issued in minimum denominations of $5,000,000 and in integral multiples of $1,000,000 in excess thereof. The Trustee shall mark on its books the actual Series 1998-1 Invested Amount and Series 1998-1 Subordinated Certificate Amount outstanding on any date of determination, which, absent manifest error, shall constitute prima facie
                                                              ----- -----
evidence of the outstanding Series 1998-1 Invested Amount and Series 1998-1 Subordinated Certificate Amount from time to time.

          SECTION II.4.  Procedure for Increasing the Series 1998-1 Invested
                         ---------------------------------------------------
Amount.
------

          (a) Subject to subsection 2.4(b), on any Business Day during the Series 1998-1 Revolving Period, each Purchaser agrees that the Series 1998-1 Invested Amount may be increased (an "Increase"), upon the request of the
                                      --------
Servicer or the Company on behalf of the Trust (each date on which an increase in the Series 1998-1 Invested Amount occurs hereunder being herein referred to as the "Increase Date" applicable to such Increase) up to an amount not
        -------------
exceeding the Maximum Invested Amount on such day; provided that the Servicer or
                                                   --------
the Company, as the case may be, shall have given the Agent (with a copy to the Trustee) irrevocable written notice (effective upon receipt), substantially in the form of Exhibit G hereto, of such request no later than (i) other than in the case of clause (ii) described below, on or prior to 11:00 a.m., New York City time, on the second Business Day next preceding the Issuance Date or such Increase Date, as the case may be, or (ii) if all or a portion of the Initial Series 1998-1 Invested Amount or Increase Amount is to be allocated to a Eurodollar Tranche, 1:00 p.m., New York City time, two Business Days prior to the Issuance Date or such Increase Date, as the case may be; provided, further,
                                                             --------  -------
that the provisions of this subsection shall not restrict the allocations of Collections pursuant to Article III. Such notice shall state (w) the Issuance

Date or the Increase Date, as the case may be; (x) the Initial Series 1998-1 Invested Amount or the proposed amount of such Increase (the "Increase Amount"),
                                                              ---------------
as the case may be; (y) what portions thereof, if any, will be allocated to a Eurodollar Tranche; and (z) what portions thereof will be allocated to each of the Purchasers pursuant to the Certificate Purchase Agreement. Upon satisfaction of the conditions precedent set forth in subsection 2.4(b) of this Supplement, together with, in the case of any of the Purchasers participating in such initial purchase or Increase, any applicable additional conditions specified in the Certificate Purchase Agreement, each of the Purchasers participating in such initial purchase or Increase shall remit its share of the initial Purchase or applicable Increase to the Trustee for deposit in the Series 1998-1 Collection Subaccount in immediately available funds by no later than 2:00 p.m., New York City time, on the applicable Increase Date, for remittance to the Company in accordance with the written payment instructions of the Company; it being
                                                                 -- -----
understood, however, that the failure to satisfy any condition precedent
----------  -------
applicable with respect to one of the particular Purchasers under the applicable Certificate Purchase Agreement will not relieve any of the other Alternate Purchasers from its respective obligation to fund its share of any initial purchase or Increase on the applicable Increase Date. None of the Purchasers shall be obligated to fund any Increase unless (x) such Purchaser is an Alternate Purchaser, and (y) concurrently with any such Increase in the Series 1998-1 Invested Amount, the Series 1998-1 Subordinated Certificate Amount shall be increased by an amount (the "Series 1998-1 Subordinated Certificate Increase
                                -----------------------------------------------
Amount") such that after giving effect to such increase, the Series 1998-1
------
Adjusted Invested Amount plus the Series 1998-1 Subordinated Certificate Amount
                         ----
equals the Series 1998-1 Target Receivables Amount.

     (b) None of the Purchasers shall be required to fund its portion of the initial purchase of VFC Certificates on the Issuance Date or of any increase the respective Series 1998-1 Invested Amounts on any Increase Date hereunder unless such Purchaser is an Alternate Purchaser and:

               (i) the related aggregate initial purchase amount or Increase Amount is equal to $1,000,000 or an integral multiple of $500,000 in excess thereof;

               (ii) after giving effect to the initial purchase amount or Increase Amount, (A) the Series 1998-1 Invested Amount (calculated without regard to clauses (iv) and (v) of the definition of Series 1998-1 Invested Amount) plus the aggregate commercial paper discount on outstanding related
             ----
     Commercial Paper would not exceed the Maximum Invested Amount on the Issuance Date or such Increase Date, as the case may be, and (B) the Series 1998-1 Allocated Receivables Amount would not be less than the Series 1998-1 Target Receivables Amount on the Issuance Date or such Increase Date, as the case may be;

               (iii) no Early Amortization Event or Potential Early Amortization Event shall have occurred and be continuing or shall result from such Increase;

               (iv) all of the representations and warranties made by each of the Company, the Servicer, each Sub-Servicer and each Seller in each Transaction Document to which it is a party are true and correct in all material respects on and as of the Issuance Date or such Increase Date, as the case may be, as if made on and as of such date; and

               (v) no event shall have occurred since September 26, 1998 with respect to U.S. Foodservice and its Subsidiaries, which would result in a Material Adverse Effect with respect to U.S. Foodservice and its Subsidiaries taken as a whole.

The Company's acceptance of funds in connection with (x) the initial purchase of VFC Certificates on the Issuance Date and (y) each Increase occurring on any Increase Date, shall constitute a representation and warranty by the Company to the Agent and the Purchasers as of the Issuance Date or such Increase Date, as the case may be, that all of the conditions contained in this subsection 2.4(b) and all of the applicable conditions contained in the Certificate Purchase Agreement with respect to each such Purchaser have been satisfied.

     SECTION II.5.  Procedure for Decreasing the Series 1998-1 Invested Amount;
                    -----------------------------------------------------------
Optional Termination.  (a)  On any Business Day during the Series 1998-1
--------------------
Revolving Period or the Series 1998-1 Amortization Period (except for Funding Period Settlement Dates during the Series 1998-1 Amortization Period (which shall be governed by subsection 3C.6(d)), upon the written request of the Servicer or the Company on behalf of the Trust, the portion of the Series 1998-1 Invested Amount identified in such request by the Servicer or the Company (as the case may be) to one or more Funding Periods on such day may be reduced (a "Decrease") by the distribution by the Trustee to the Agent, for the pro rata
 --------                                                            --- ----
benefit of the Purchasers in accordance with their respective portions of the Series 1998-1 Invested Amount allocated to such Funding Periods, of funds on deposit in the Series 1998-1 Principal Collection Sub-subaccount on such day in an amount not to exceed the amount of such funds on deposit on such day; provided that the Servicer shall have given the Agent (with a copy to the
--------
Trustee) irrevocable written notice (effective upon receipt), prior to 11:00 a.m., New York City time, on the Business Day immediately preceding the date of such Decrease (unless any such Funding Period is a Eurodollar Period, in which case such notice must be received prior to 11:00 a.m., New York City time, on the third Business Day preceding the date of such Decrease) and which notice shall state the amount of such Decrease and set forth the pro rata distribution
                                                          --- ----
of such amount to be allocated among the Purchasers holding a portion of the Series 1998-1 Invested Amount originally allocated to such Funding Period(s) and; provided, further, that (i) such Decrease shall be in an amount equal to
     --------  -------
$1,000,000 and integral multiples of $500,000 in excess thereof, (ii) the amount of such Decrease shall not exceed either the aggregate Series 1998-1 Invested Amount allocated to such Funding Period(s) or, with respect to any of the Purchasers, the aggregate portion of the Series 1998-1 Invested Amount allocated to such Funding Period(s) then held by such Purchaser, and (iii) no payment in reduction of the Series 1998-1 Invested Amount shall be made in connection with any Decrease unless, concurrently with such payment, the Servicer or the Company shall have paid to the relevant Purchasers all amounts due and payable pursuant to Section 2.8, if any.

          (b)  If on any Business Day, the right or commitment (as the case may
be) of any of the Purchasers to fund its pro rata portion of the Series 1998-1
                                         --- ----
Invested Amount is reduced or terminated (other than in connection with the termination of the Series 1998-1 Revolving Period) and after giving effect to such reduction or termination, the aggregate portion of the Series 1998-1 Invested Amount then held by such Purchaser exceeds the pro rata portion of the
                                                        --- ----
Series 1998-1 Invested Amount to which such Purchaser is entitled or obligated (as the case may be) to fund under the terms of the Certificate Purchase Agreement, then the Company shall, on the next Funding Period Settlement Date relating to any Funding Period with respect to which a portion of the Series 1998-1 Invested Amount allocated thereto is then held by such Purchaser, and on each such Funding Period Settlement Date thereafter, until the aggregate portion of the Series 1998-1 Invested Amount held by such Purchaser is equal to or less than the amount of such Purchaser's pro rata share of the Series 1998-1 Invested
                                    --- ----
Amount after giving effect to such reduction or termination, effect a mandatory Decrease of the Series 1998-1 Invested Amount by distribution to such Purchaser of an amount equal to the least of (i) the portion of the Series 1998-1 Invested Amount allocated to the Funding Period ending on such Business Day and then held by such Purchaser, (ii) the excess of the aggregate portion of the Series 1998-1 Invested Amount then held by such Purchaser over the portion of the Series 1998-1 Invested Amount corresponding to the right or commitment (as the case may be) of such Purchaser to fund its pro rata portion of the Series 1998-1 Invested
                              --- ----
Amount after giving effect to such reduction or termination (other than in connection with the termination of the Series 1998-1 Revolving Period), and
(iii) the aggregate amount of the funds on deposit in the Series 1998-1 Principal Collection Sub-subaccount on such day. The Company or the Servicer shall give the Trustee and the Agent irrevocable written notice of such Decrease (effective upon receipt), prior to 11:00 a.m., New York City time, on the Business Day immediately preceding the date of such Decrease (unless any relevant Funding Period is a Eurodollar Period, in which case such notice must be received prior to 11:00 a.m., New York City time, on the third Business Day preceding the date of such Decrease) and which notice shall state the amount of such Decrease.

          (c) Simultaneously with any Decrease during the Series 1998-1 Revolving Period, the Series 1998-1 Subordinated Certificate Amount shall be reduced by an amount (the "Series 1998-1 Subordinated Certificate Reduction
                           ------------------------------------------------
Amount") such that the Series 1998-1 Subordinated Certificate Amount shall equal
------
the Series 1998-1 Required Subordinated Amount after giving effect to such Decrease. During the Series 1998-1 Revolving Period, after the distribution described in subsection (a) or (b) above has been made, and the Series 1998-1 Subordinated Certificate Amount shall have been reduced by the Series 1998-1 Subordinated Certificate Reduction Amount, a distribution shall be made to the holder of the Series 1998-1 Subordinated Certificate out of remaining funds on deposit in the Series 1998-1 Principal Collection Sub-subaccount in an amount equal to the lesser of (x) the Series 1998-1 Subordinated Certificate Reduction Amount and (y) the amount of such remaining funds on deposit in the Series 1998-1 Principal Collection Sub-subaccount.

          (d) Any reduction in the Series 1998-1 Invested Amount on any Business Day shall be allocated first to reduce the Unallocated Balance.

          (e)  (i)   On any Business Day unless the Scheduled Revolving
Termination Date, an Early Amortization Event or a Potential Early Amortization Event shall have occurred and be continuing, the Company shall have the right to deliver an irrevocable written notice (an "Optional Termination Notice") to the
                                           ---------------------------
Trustee and the Servicer in which the Company declares that the Series 1998-1 Revolving Period shall terminate on the date (the "Optional Termination Date")
                                                   -------------------------
set forth in such notice (which date, in any event, shall not be less than 30 days from the date on which such notice is delivered).

               (ii) From and after the Optional Termination Date, the Series 1998-1 Amortization Period shall commence for all purposes under this Agreement and the other Transaction Documents. Upon receipt of an Optional Termination Notice, the Trustee shall promptly forward a copy thereof to the Purchasers and the Agent.

     SECTION II.6.  Funding Certification.  At such time as any Purchaser shall
                    ---------------------
extend, increase, terminate or reduce the amount of its right or commitment, as the case may be, to fund a portion of the Series 1998-1 Invested Amount, whether pursuant to the Certificate Purchase Agreement or any assignment thereunder, such Purchaser and the Company shall certify to the Trustee the resulting amount of such Purchaser's right or commitment, as the case may be by delivery to the Trustee of a certificate in substantially the form of Exhibit E hereto (a "Funding Certification"); provided, however, that in the case of any voluntary
 ---------------------    --------  -------
reduction or termination by the Company of any such right or commitment of a Purchaser consistent with the terms of the Certificate

Purchase Agreement, such Funding Certification need only be signed by the Company. The Trustee shall be entitled to rely on such Funding Certification for all purposes hereunder until such time as it shall have received from the Company and the applicable Purchaser a revised Funding Certification. The Trustee shall maintain at its address referred to in Section 9.7 a copy of each Funding Certification delivered to it.

          SECTION II.7.  Interest; Fees.  (a)  Interest shall be payable on the
                         --------------
VFC Certificates on each Funding Period Settlement Date pursuant to subsection 3C.6(a).

          (b) The Trustee (acting at the written direction of the Servicer upon which the Trustee may conclusively rely) shall pay to the Agent, on each Distribution Date to occur during the period commencing on the Issuance Date and ending on and including the first Distribution Date to occur after the termination of the Series 1998-1 Amortization Period, a program fee with respect to each Accrual Period or portion thereof ending on each such Distribution Date (the "Program Fee") in an amount equal to the product of the Program Fee Rate
      -----------
and the average daily Series 1998-1 Invested Amount (calculated without regard to clauses (iv) and (v) of the definition thereof) during such Accrual Period. The Program Fee shall be payable monthly in arrears on each Distribution Date. To the extent that funds on deposit in the Series 1998-1 Accrued Interest Sub-subaccount and the Series 1998-1 Non-Principal Collection Sub-subaccount at any such date are insufficient to pay the Program Fee due on such date, the Servicer shall so notify the Company and the Company shall immediately pay the Agent the amount of any such deficiency. Notwithstanding the foregoing, the Program Fee shall be applicable only in the event that the Purchaser is the Conduit Purchaser.

          (c) The Trustee (acting at the written direction of the Servicer upon which the Trustee may conclusively rely) shall pay to the Agent, on each Distribution Date to occur during the period commencing on the Issuance Date and ending on and including the first Distribution Date to occur after the termination of the Series 1998-1 Amortization Period, an administrative fee with respect to each Accrual Period or portion thereof ending on each such Distribution Date (the "Administrative Fee") in an amount equal to the product
                        ------------------
of the Administrative Fee Rate and the average daily Maximum Invested Amount during such Accrual Period. The Administrative Fee shall be payable monthly in arrears on each Distribution Date. To the extent that funds on deposit in the Series 1998-1 Accrued Interest Sub-subaccount and the Series 1998-1 Non-Principal Collection Sub-subaccount at any such date are insufficient to pay the Administrative Fee due on such date, the Servicer shall so notify the Company and the Company shall immediately pay the Agent the amount of any such deficiency.

          (d) The Trustee (acting at the written direction of the Servicer upon which the Trustee may conclusively rely) shall pay to the Agent, on each Distribution Date to occur during the period commencing on the Issuance Date and ending on and including the first Distribution Date to occur after the date of termination of the commitments of all of the Alternate Purchasers to advance funds to either of the Company or one or more Conduit Purchasers under the terms of the Certificate Purchase Agreement (as such termination date may be extended from time to time), for the pro rata benefit of the Alternate Purchasers, a
                            --- ----
facility fee with respect to each Accrual Period or portion thereof ending on each such Distribution Date (the "Facility Fee") in an amount equal to the
                                  ------------
product of the Facility Fee Rate and the aggregate average daily amount which the Alternate Purchasers are required to advance under the terms of the Certificate Purchase Agreement during the period of their respective commitments thereunder (calculated without regard to whether or not the amounts of such commitments have been so advanced) during such Accrual Period. The Facility Fee shall be payable monthly in arrears on each Distribution Date. To the extent that funds on deposit in the Series 1998-1 Accrued Interest Sub-subaccount and the Series 1998-1 Non-Principal Collection Sub-subaccount at any such date are insufficient to pay the Facility Fee due on such date, the Servicer shall so notify the Company and the Company shall immediately pay the Agent the amount of any such deficiency.

          (e) Unless otherwise specified, rates and fees under this Supplement, including those set forth in the Fee Letter, shall be calculated on a per annum basis. Calculations of per annum rates and fees under this Supplement shall be made on the basis of a 360-day year with respect to Program Fees, Administrative Fees, Facility Fees, other fees, and, except with respect to calculations of interest at the Base Rate, interest rates. Calculations of per annum rates under this Supplement with respect to interest rates calculated at the Base Rate shall be made on the basis of a year of 365 or 366 days (as the case may be). Each determination of the Adjusted Eurodollar Rate, Funding Period Rate, Program Fee, Administrative Fee, and Facility Fee by the Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.

          (f) The Company shall pay or cause to be paid to the Structuring Agent, on or prior to the Issuance Date, a structuring fee (the "Structuring
                                                                 -----------
Fee") in connection with Series 1998-1, in the amount set forth therefor in the
---
Fee Letter.

          (g) In the case of any payments required to be made by the Company pursuant to subsections 2.7(b), (c) or (d) above, such payments shall be made solely from funds available to the Company ("Available Funds") which
                                             ---------------
are not otherwise needed to be applied to the payment of any amounts pursuant to any Pooling and Servicing Agreements (other than any such amounts (i) payable to the Company, or (ii) which are limited in recourse to the Company to a similar extent as the payment obligations described in this sentence, howsoever such limitation may be described in any such Pooling and Servicing Agreement), shall be non-recourse other than with respect to Available Funds, and shall not constitute a claim against the Company to the extent that insufficient Available Funds exist to make such payments.

          SECTION II.8.  Indemnification by the Company and the Servicer.  (a)
                         -----------------------------------------------
The Company agrees to indemnify and hold harmless each of the Agent, each Purchaser and each of their respective officers, directors, agents and employees (each, a "Company indemnified person") from and against any loss, liability,
          --------------------------
expense, damage or injury suffered or sustained by such Company indemnified person (a "Claim") by reason of (i) any acts, omissions or alleged acts or
           -----
omissions arising out of, or relating to, activities of the Company pursuant to any Pooling and Servicing Agreement or the other Transaction Documents to which it is a party, (ii) a breach of any representation or warranty made or deemed made by the Company (or any of its officers) in any Pooling and Servicing Agreement or other Transaction Document or (iii) a failure by the Company to comply with any applicable law or regulation or to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of any Pooling and Servicing Agreement or the other Transaction Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys* fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the gross negligence, bad faith or wilful misconduct of such Company indemnified person or its officers, directors, agents, principals, employees or employers.

          (b) Without in any way limiting the obligations of the Company set forth in Section 2.8(a) above, the Company agrees to indemnify each Purchaser and to hold each Purchaser harmless from any loss or expense which the Purchaser may sustain or incur as a consequence of (a) default by the Company in making an Increase after the Company has given irrevocable notice requesting the same in accordance with the provisions of this Supplement, (b) default by the Company in making any prepayment in connection with a Decrease after the Company has given irrevocable notice thereof in accordance with the provisions of this Supplement or (c) the making of a prepayment, whether in connection with a Decrease or otherwise, in an amount in excess of the portion of the Series 1998-1 Invested Amount allocated to a Funding Period (other than a Funding Period to which the Base Rate is the applicable interest rate) ending on the date of such
prepayment.   Such
indemnification shall include, without limitation, any loss (including those of anticipated profits, net of anticipated profits in respect of the reemployment of such funds in the manner determined by such Purchaser), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Purchaser to fund or maintain the applicable portion of the Series 1998-1 Invested Amount or such requested Increase

          (c) The Servicer agrees to indemnify and hold harmless each of the Agent, each Purchaser and each of their respective officers, directors, agents and employees (each, a "Servicer indemnified person") from and against any Claim
                        ---------------------------
by reason of (i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Servicer pursuant to any Pooling and Servicing Agreement or the other Transaction Documents to which it is a party,
(ii) a breach of any representation or warranty made or deemed made by the Servicer (or any of its officers) in any Pooling and Servicing Agreement or other Transaction Document or (c) a failure by the Servicer to comply with any applicable law or regulation or to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of any Pooling and Servicing Agreement or the other Transaction Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys* fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the gross negligence, bad faith or wilful misconduct of such Servicer indemnified person or its officers, directors, agents, principals, employees or employers.

          (d) The covenants set forth in this Section 2.8 shall survive the termination of this Supplement and the Certificate Purchase Agreement and the payment of all amounts payable hereunder and thereunder. A certificate as to any additional amounts payable pursuant to the foregoing provisions of this
Section 2.8 submitted by any of the Agent or any Purchaser to the Company and/or the Servicer shall be conclusive absent manifest error. In the case of any payments required to be made by the Company pursuant to subsections 2.8(a) or
(b) above, such payments shall be made solely from Available Funds which are not otherwise needed to be applied to the payment of any amounts pursuant to any Pooling and Servicing Agreements (other than any such amounts (i) payable to the Company, or (ii) which are limited in recourse to the Company to a similar extent as the payment obligations described in this sentence, howsoever such limitation may be described in any such Pooling and Servicing Agreement), shall be non-recourse other than with respect to Available Funds, and shall not constitute a claim against the Company to the extent that insufficient Available Funds exist to make such payments.

                                  ARTICLE III

                          ARTICLE III OF THE AGREEMENT

          Section 3.1 of the Agreement and each other section of Article III of the Agreement relating to another Series shall read in their entirety as provided in the Agreement. Article III of the Agreement (except for Section 3.1 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Series 1998-1
Certificates:

          SECTION 3C.2.  Establishment of Trust Accounts.  (a)  The Trustee
                         -------------------------------
shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, (i) for the benefit of the Agent and the Purchasers and
(ii) in the case of clauses (A) and (B) below, for the benefit, subject to the prior and senior interest of the Agent and the Purchasers, of the holder of the Series 1998-1 Subordinated Certificate, (A) a subaccount of the Collection Account (the "Series 1998-1 Collection Subaccount"), which subaccount is the
              -----------------------------------
Series Collection Subaccount with respect to Series 1998-1; (B) two subaccounts of the Series 1998-1 Collection Subaccount: (1) the Series 1998-1 Principal Collection Sub-subaccount and (2) the Series 1998-1 Non-Principal Collection Sub-subaccount (respectively, the "Series 1998-1 Principal Collection Sub-
                                   ---------------------------------------
subaccount" and the "Series 1998-1 Non-Principal Collection Sub-subaccount"),
----------           -----------------------------------------------------
and (C) a subaccount of the Series 1998-1 Non-Principal Collection Sub-subaccount (the "Series 1998-1 Accrued Interest Sub-subaccount"; all accounts
                 ---------------------------------------------
established pursuant to this subsection 3C.2(a) and listed on Schedule 1, collectively, the "Trust Accounts"), each Trust Account to bear a designation
                   --------------
indicating that the funds deposited therein are held for the benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i) and
(ii) above. The Trustee, on behalf of the Holders, shall possess all right, title and interest in, to and under all funds from time to time on deposit in, and all Eligible Investments credited to, the Trust Accounts, and in all proceeds thereof. The Trust Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i) and (ii) above.

          (b) All Eligible Investments in the Trust Accounts shall be held by the Trustee, on behalf of the Holders, for the exclusive benefit of the Agent and the Purchasers, and, subject to the prior interest of the Agent and the Purchasers, the holder of the Series 1998-1 Subordinated Certificate; provided,
                                                                      --------
however, that funds on deposit in a Trust Account which is a sub-subaccount of a
-------
Collection Account may, at the direction of the Company, be invested together with funds held in other sub-subaccounts of the Collection Account. After giving effect to any distribution to the Company pursuant to subsection 3C.3(b), amounts on deposit and available for investment in the Series 1998-1 Principal Collection Sub-subaccount shall be invested by the Trustee at the written direction of the Company in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, (i) in the case of any such investment made during the Series 1998-1 Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made during the Series 1998-1 Amortization Period, on or prior to the Business Day immediately preceding the next subsequent Funding Period Settlement Date. Amounts on deposit and available for investment in the Series 1998-1 Non-Principal Collection Sub-subaccount and the Series 1998-1 Accrued Interest Sub-subaccount shall be invested by the Trustee at the written direction of the Company in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the next subsequent Distribution Date or Funding Period Settlement Date, whichever is earliest. As of each Business Day immediately preceding a Distribution Date or Funding Period Settlement Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 1998-1 Accrued Interest Sub-subaccount shall be deposited in the Series 1998-1 Non-Principal Collection Sub-subaccount. All interest and investment earnings (net of losses and investment expenses) on funds deposited in the Series 1998-1 Principal Collection Sub-subaccount shall be deposited in the Series 1998-1 Non-Principal Collection Sub-subaccount.

          SECTION 3C.3.  Daily Allocations.  In accordance with the written
                         -----------------
direction of the Servicer, upon which the Trustee may conclusively rely:

          (a) The portion of the Aggregate Daily Collections allocated to the Series 1998-1 Certificates pursuant to Article III of the Agreement shall be allocated and distributed as set forth in this Article III by the Trustee as follows:

               (i) on each Business Day, an amount equal to the Accrued Expense Amount for such day (or, during the Series 1998-1 Revolving Period, such greater amount as the Company may request in writing) shall be transferred from the Series 1998-1 Collection Subaccount to the Series 1998-1 Non-Principal Collection Sub-subaccount;

               (ii) following the transfer pursuant to clause (i) above, any remaining funds on deposit in the Series 1998-1 Collection Subaccount shall be transferred by the Trustee to the Series 1998-1 Principal Collection Sub-subaccount.

          (b) (i) On each Business Day during the Series 1998-1 Revolving Period (including Distribution Dates), after giving effect to (x) all allocations of Aggregate Daily Collections on such Business Day and (y) any deposit resulting from an Increase, if any, pursuant to subsection 2.4(a) on such Business Day, amounts on deposit in the Series 1998-1 Principal Collection Sub-subaccount shall be distributed by the Trustee to the Company (but only to the extent that the Trustee has received a Daily Report which reflects the receipt of the Collections on deposit therein) in accordance with directions contained in the Daily Report; provided that such distribution shall be made only if no Early
              --------
Amortization Event or Potential Early Amortization Event, in each case pursuant to Section 7.1 of the Agreement or subsections (a), (d) (but only with respect to a Servicer Default set forth in subsection 6.1(e) of the Servicing Agreement), (g), (i) or (j) of Section 5.1 of this Supplement has occurred and is continuing and only to the extent that, if after giving effect to such distribution, the Series 1998-1 Target Receivables Amount would not exceed the Series 1998-1 Allocated Receivables Amount; provided further that if the Company
                                            -------- -------
or the Servicer, on behalf of the Company, shall have given the Agent irrevocable written notice (effective upon receipt) at least one Business Day prior to such day (or, in the case of any portion of the Series 1998-1 Invested Amount then accruing interest at the Base Rate, notice may be given on such day), the Company or the Servicer may instruct the Trustee in writing (specifying the related amount) to withdraw all or a portion of such amounts on deposit in the Series 1998-1 Principal Collection Sub-subaccount and apply such withdrawn amounts toward the reduction of the Series 1998-1 Invested Amount and the Series 1998-1 Subordinated Certificate Amount in accordance with Section 2.5 of this Supplement. Amounts distributed to the Company hereunder shall be deemed to be paid first from Collections received directly by the Servicer and second from Collections received in the Lockboxes.

     (ii) On each Business Day during the Series 1998-1 Amortization Period (including Distribution Dates), funds deposited in the Series 1998-1 Principal Collection Sub-subaccount shall be invested in Eligible Investments that mature on or prior to the Business Day immediately preceding the next Funding Period Settlement Date and shall be distributed on such Funding Period Settlement Date in accordance with subsection 3C.6(d). No amounts on deposit in the Series 1998-1 Principal Collection Sub-subaccount shall be distributed by the Trustee to the Company or the Holder of the Series 1998-1 Subordinated Certificate during the Series 1998-1 Amortization Period.

     (c) On each Business Day, an amount equal to the Daily Interest Deposit for such day shall be transferred by the Trustee from the Series 1998-1 Non-Principal Collection Sub-subaccount to the Series 1998-1 Accrued Interest Sub-subaccount.

     (d) In addition to the foregoing, on the Distribution Date during the Series 1998-1 Amortization Period following the Settlement Report Date on which
(i) the Series 1998-1 Invested Amount has been reduced to an amount which is equal to or less than the Clean-Up Call Amount, (ii) the amount on deposit in the Series 1998-1 Principal Collection Sub-subaccount equals or exceeds the Clean-Up Call Repurchase Price, and (iii) the Company has
exercised its clean-up option pursuant to Section 9.2 of the Pooling Agreement to repurchase the Series 1998-1 Certificates, the Trustee may use the amount on deposit in the Series 1998-1 Principal Collection Sub-subaccount up to the amount of the Clean-Up Call Repurchase Price to pay the Clean-Up Call Repurchase Price in full; provided, however, that no such use may be made of the amount on
               --------  -------
deposit in the Series 1998-1 Principal Collection Sub-subaccount unless simultaneously with such use of funds, each Purchaser receives all payments (if any) to which it is entitled under Section 2.8(b) arising out of such payment of the Clean-Up Call Repurchase Price. The provisions of this paragraph (d) shall in no event be construed to affect any other financial obligations of any Seller, any Servicing Party or the Company under any of the Transaction Documents.

     (e) The allocations to be made pursuant to this Section 3C.3 are subject to the provisions of Sections 2.5, 2.6, 7.2 and 9.1 of the Agreement.

     SECTION 3C.4.  Selection of Funding Periods; Determination of Interest
                    -------------------------------------------------------
Rates. (a) At all times hereafter, all of the aggregate outstanding Series 1998-
-----
1 Invested Amount shall be allocated to one or more Funding Periods. The Servicer, subject to the limitations described below, shall select Funding Periods and the applicable Funding Period Rates for such Funding Periods, for all of the Series 1998-1 Invested Amount, except that the Unallocated Balance, if any, outstanding from time to time, shall at all times be allocated to a Funding Period coinciding with the Accrual Period then in effect.

       (b) Notwithstanding anything herein to the contrary, the selection by the Servicer of Funding Periods and Funding Period Rates shall be subject to the Agent's prior approval (which approval shall not be unreasonably withheld). The Servicer shall specify its preferences with respect to such Funding Periods and Funding Period Rates by notice to the Agent (which may be telephonic notice confirmed promptly in writing), specifying the Business Day on which the applicable Funding Period or Periods are requested to commence, the requested duration of the applicable Funding Period or Periods, the requested Funding Period Rate or Rates and the portions of the Series 1998-1 Invested Amount requested to be allocated to each such requested Funding Period. Any such notice must be received by the Agent no later than 11:00 a.m. New York City time on the second Business Day immediately preceding the commencement of the applicable Funding Period (or no later than 11:00 a.m. New York City time on the Business Day on which the applicable Funding Period commences if interest is to accrue for such Funding Period at the Base Rate); provided, however, that (x) if the
                                           --------  -------
Agent shall not have received notice from the Servicer or shall not have approved the Servicer's selection before the applicable time specified in this subsection 3C.4(b) with respect to any Funding Period, such Funding Period and the applicable

Funding Period Rate shall be selected by the Agent and (y) if interest on the portion of the Series 1998-1 Invested Amount allocated to such Funding Period is requested to accrue at an interest rate determined in whole or in part by reference to the Adjusted Eurodollar Rate, the Agent must receive notice from the Servicer with regard thereto by 11:00 a.m., New York City time on the third Business Day preceding the first day of such Funding Period. In addition, Funding Periods and Funding Period Rates shall be subject to the following additional restrictions: (i) no more than five Funding Periods shall be outstanding at any time, (ii) any Funding Period that commences before the commencement of the Series 1998-1 Amortization Period and would otherwise end on a date occurring after the commencement of the Series 1998-1 Amortization Period shall, if the Agent so selects by notice to the Company, end on the date of the commencement of the Series 1998-1 Amortization Period, (iii) from and after the commencement of the Series 1998-1 Amortization Period (x) if the Funding Period Rate with respect to such Funding Period is the Adjusted Eurodollar Rate, the Funding Period shall be an Accrual Period and (y) all such Funding Periods and Funding Period Rates shall be selected by the Agent (and the Agent shall provide notice to the Servicer of such selections), (iv) if it shall be unlawful or impractical for any Alternate Purchaser or its applicable lending office to maintain outstanding any existing portion of the Series 1998-1 Invested Amount to which the Adjusted Eurodollar Rate is applicable, the Agent may, upon notice to the Servicer, terminate any such Funding Period then in effect, (v) any such Funding Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, (vi) if the Funding Period Rate with respect to such Funding Period is the Adjusted Eurodollar Rate, the Funding Period shall commence on, and include, a Funding Period Settlement Date (or, in the case of the initial Accrual Period, the Issuance Date), and end on a Distribution Date and (vii) after the occurrence and during the continuance of any Early Amortization Event, the Agent may declare the Funding Period Rate equal to the Base Rate in effect from time to time during such Funding Period plus 2.0%. On or before the first day of each Funding Period, the Servicer shall
----
notify the Trustee of the duration of such Funding Period and the applicable Funding Period Rate.

     (c) Any portion of the Series 1998-1 Invested Amount on any day that (x) has not been funded by a Conduit Purchaser through the issuance of Commercial Paper or a liquidity or credit enhancement facility available to such Conduit Purchaser, (y) has not been allocated to a Eurodollar Tranche or (z) as to which another rate has not been agreed among the Servicer, the Company and such Person, shall accrue interest for such day at the Base Rate (the aggregate amount of such unallocated portions of the Series 1998-1 Invested Amount being referred to herein as the "Unallocated Balance"). Any reduction in the Series
                           -------------------
1998-1 Invested Amount shall be allocated
          first, to reduce the portion thereof constituting Unallocated Balance
          -----
     to zero, and

          second, to reduce the portion thereof allocated to Funding Periods in
          ------
     such order as the Company may select in order to minimize costs payable pursuant to subsection 2.8(b).

     (d) The amount of interest distributable with respect to the VFC Certificates on any Funding Period Settlement Date shall be an amount equal to the sum of (i) the aggregate Funding Period Interest for such Funding Period Settlement Date, plus (ii) all outstanding Past Due Interest, plus (iii) the
                 ----                                         ----
amount of any accrued but unpaid Additional Interest.

     (e) Notwithstanding anything to the contrary contained in this subsection 3C.4, (i) the portion of the Series 1998-1 Invested Amount allocable to each Eurodollar Tranche must be in an amount equal to $1,000,000 or an integral multiple of $500,000 in excess thereof; and (ii) after the occurrence and during the continuance of any Early Amortization Event or Potential Early Amortization Event, in each case pursuant to Section 7.1 of the Agreement or subsections (a),
(d) (but only with respect to a Servicer Default set forth in subsection 6.1(e) of the Servicing Agreement), (e), (g), (i) or (j) of Section 5.1 of this Supplement, the Company may not elect to allocate any portion of the Series 1998-1 Invested Amount to a Eurodollar Tranche.

     SECTION 3C.5.  Determination of Series 1998-1 Amortization Principal
                    -----------------------------------------------------
Payment. (a) Payments of Series 1998-1 Principal. The amount (the "Series 1998-
-------      -----------------------------------                    -----------
1 Amortization Principal Payment") distributable from the Series 1998-1
--------------------------------
Principal Collection Sub-subaccount on each Funding Period Settlement Date during the Series 1998-1 Amortization Period shall be equal to the amount on deposit in such account on the immediately preceding Funding Period Determination Date; provided, however, that the Series 1998-1 Amortization
                    --------  -------
Principal Payment on any Funding Period Settlement Date shall not exceed the Series 1998-1 Invested Amount on such Funding Period Settlement Date after giving effect to the reductions and increases pursuant to paragraphs (b) and (c) below. Further, on any other Business Day during the Series 1998-1 Amortization Period, funds may be distributed from the Series 1998-1 Principal Collection Sub-subaccount to the Purchasers in accordance with Section 2.5 of this Supplement.

     (b)  Reductions to Series 1998-1 Principal. If, on any Special Allocation
          -------------------------------------
Settlement Report Date, the Series 1998-1 Allocable Charged-Off Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions from the Servicer, upon which the

Trustee may conclusively rely) make the following applications of such amounts in the following order of priority:

          (i) the Series 1998-1 Required Subordinated Amount shall be reduced (but not below zero) by an amount equal to the Series 1998-1 Allocable Charged-Off Amount (which shall be reduced by the amount so applied);

          (ii) then, to the extent that the Series 1998-1 Allocable Charged-Off Amount is greater than zero following the application in clause (i) above, the Series 1998-1 Invested Amount shall be reduced (but not below zero) by such remaining Series 1998-1 Allocable Charged-Off Amount (which shall be reduced by the amount so applied).

          (c)   Increases to Series 1998-1 Principal. If, on any Special
                ------------------------------------
Allocation Settlement Report Date, the Series 1998-1 Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions from the Servicer upon which the Trustee may conclusively rely) make the following applications (after giving effect to the applications in paragraph (b) of such amount in the following order of priority):

          (i) the Series 1998-1 Invested Amount shall be increased (but only to the extent of any previous reductions of the Series 1998-1 Invested Amount pursuant to subsection 3C.5(b)(ii)) by the amount of the Series 1998-1 Allocable Recoveries Amount (which shall be reduced by the amount so applied);

          (ii) then, to the extent that the Series 1998-1 Allocable Recoveries Amount is greater than zero following the applications in clause (i) above, the Series 1998-1 Required Subordinated Amount shall be increased (but only to the extent of any previous reductions of the Series 1998-1 Required Subordinated Amount pursuant to subsection 3C.5(b)(i)) by such remaining Series 1998-1 Allocable Recoveries Amount (which shall be reduced by the amount so applied).

          SECTION 3C.6. Applications. (a) The Trustee shall, on each Funding
                        ------------
Period Settlement Date, distribute to the Agent for the ratable benefit of the applicable Purchasers from amounts on deposit in the Series 1998-1 Accrued Interest Sub-subaccount, an amount equal to the sum of (i) Funding Period Interest on the VFC Certificates for such Funding Period, (ii) all outstanding Past Due Interest and (iii) all accrued but unpaid Additional Interest.

          (b) On each Distribution Date, the Trustee shall apply funds on deposit in the Series 1998-1 Non-Principal Collection Sub-subaccount in the following order of priority to the extent funds are available:

               (i) an amount equal to the Program Fee for the Accrual Period ending on such Distribution Date shall be withdrawn from the Series 1998-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Agent;

               (ii) an amount equal to the Administrative Fee for the Accrual Period ending on such Distribution Date shall be withdrawn from the Series 1998-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Agent;

               (iii) an amount equal to the Facility Fee for the Accrual Period ending on such Distribution Date shall be withdrawn from the Series 1998-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Agent;

               (iv) an amount equal to the Series 1998-1 Monthly Servicing Fee for the Accrual Period ending on such Distribution Date shall be withdrawn from the Series 1998-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Servicer (less any amounts payable to the Trustee pursuant to Section 8.5 of the Agreement, which shall be paid to the Trustee) or, if U.S. Foodservice or any Affiliate thereof is not the Servicer, the Series 1998-1 Monthly Servicing Fee shall be paid to the Person acting as Successor Servicer; and

               (v) an amount equal to any unpaid Program Costs due and payable shall be withdrawn from the Series 1998-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Persons owed such amounts.

Any remaining amounts on deposit in the Series 1998-1 Non-Principal Collection Sub-subaccount (in excess of the Accrued Expense Amount as of such day) not allocated pursuant to clauses (i) through (v) above shall be paid to the holder of the Series 1998-1 Subordinated Certificate; provided, however, that during
                                               --------  -------
the Series 1998-1 Amortization Period, such remaining amounts shall be deposited in the Series 1998-1 Principal Collection Sub-subaccount for distribution in accordance with subsection 3C.6(d).

          (c) During the Series 1998-1 Revolving Period (and during the Series 1998-1 Amortization Period, on any Business Day other than a Funding Period Settlement Date), to the extent that the Company has elected or is required to effect a Decrease as described in Section 2.5, the Servicer shall cause the Trustee to pay to the Agent for the benefit of the Purchasers in reduction of the Invested Amount on each applicable Decrease date, amounts on deposit in the Series 1998-1 Principal Collection Sub-subaccount, up to the amount of the applicable Decrease.

          (d) During the Series 1998-1 Amortization Period, the Trustee shall apply, on each Funding Period Settlement Date, amounts on deposit in the Series 1998-1 Principal Collection Sub-subaccount in the following order of priority:

               (i) an amount equal to the Series 1998-1 Amortization Principal Payment for such Funding Period Settlement Date shall be distributed from the Series 1998-1 Principal Collection Sub-subaccount to the Agent for the ratable benefit of the Purchasers; and

               (ii) if, following the repayment in full of the Series 1998-1 Invested Amount, any amounts are owed to the Trustee or any other Person, on account of its expenses, advances and disbursements incurred in respect of the performance of its responsibilities hereunder or as Successor Servicer, such amounts shall be transferred from the Series 1998-1 Principal Collection Sub-subaccount and paid to the Trustee or such other Person; and

               (iii) following the repayment in full of the Series 1998-1 Invested Amount and of all of the amounts set forth in clause (ii), the remaining amount on deposit in the Series 1998-1 Principal Collection Sub-subaccount on such Funding Period Settlement Date, if any, shall be treated as follows:

                      (x) upon delivery by the Servicer to the Trustee of an Officer's Certificate certifying that as of such date, no Seller has any obligations outstanding to any Person that may be entitled to make a claim for payment thereof pursuant to PACA, such amount on deposit shall be distributed to the owner of the Series 1998-1 Subordinated Interest, or

                      (y) if any such obligations remain outstanding on such date, the Servicer shall deliver to the Trustee an Officer's Certificate setting forth the amount thereof (the "Outstanding PACA
                                                             ----------------
          Amount"), and upon receipt thereof the Trustee (A) shall distribute
          ------
          any funds on deposit in the Series 1998-1 Principal Collection Sub-subaccount in excess of the Outstanding PACA Amount to the owner of the Series 1998-1 Subordinated Interest and (B) shall maintain on deposit in the Series 1998-1 Principal Collection Sub-subaccount funds in an aggregate amount equal to the Outstanding PACA Amount until the Servicer has delivered an Officer's Certificate certifying that such Outstanding PACA Amount has been paid in full, in which case the Trustee shall distribute any remaining amount of such funds pursuant to clause (x) above. In addition, the Trust shall not be terminated pursuant to subsection 9.1(a)(ii) of the Agreement except upon receipt by the Trustee of an Officer's Certificate delivered by the Servicer certifying that as of the proposed Trust Termination Date, no Seller has any obligations outstanding to any Person that may be entitled to make a claim for payment thereof pursuant to PACA.

          (e) On each date on which Commercial Paper is issued, the Trustee shall remit to the Agent from funds on deposit in the Series 1998-1 Non-Principal Collection Sub-subaccount an amount equal to the Dealer Fee Notification Amount.

                                  ARTICLE IV

                           DISTRIBUTIONS AND REPORTS

          Article IV of the Agreement (except for any portion thereof relating to another Series) shall read in its entirety as follows and the following shall be exclusively applicable to the VFC Certificates:

          SECTION 4C.1. Distributions. (a) On each Distribution Date and on each
                        -------------
Funding Period Settlement Date, the Trustee shall distribute to the Agent, for the benefit of each of the Purchasers in accordance with their respective interests under the Certificate Purchase Agreement, the aggregate amount then payable to the Agent and/or the Purchasers pursuant to the terms of Article III hereunder, as determined by the Servicer and reported to the Trustee on the preceding Settlement Report Date or Funding Period Determination Date, as applicable.

          (b) All allocations and distributions hereunder shall be in accordance with the Daily Report, the Monthly Settlement Statement and the Funding Period Settlement Statement, and shall be made in accordance with the provisions of subsection 2.7(e) hereof and subject to subsection 3.1(h) of the Agreement.

          SECTION 4C.2. Daily Reports. The Servicer shall provide the Agent and
                        -------------
the Trustee with a Daily Report in accordance with subsection 4.2(a) of the Servicing Agreement. The Agent shall make copies of the Daily Report available to the Purchasers at their reasonable request at the Agent's office in Charlotte, North Carolina.

          SECTION 4C.3. Statements and Notices. (a) Monthly Settlement
                        ----------------------      ------------------
Statements; Pooling and Servicing Agreement Reports; Funding Period Settlement
------------------------------------------------------------------------------
Statements. (i) On each Settlement Report Date, the Servicer shall deliver to
----------
the Trustee and the Agent (commencing with the Settlement Report Date occurring on February 15, 1999) a completed Monthly Settlement Statement in the Form of Exhibit D-1 (the "Monthly Settlement Statement") setting forth, among other
-----------       ----------------------------
things, the Loss Reserve Ratio, the Dilution Reserve Ratio, the Minimum Ratio, the Carrying Cost Reserve Ratio and the Servicing Reserve Ratio and the components of the calculation thereof, each as recalculated for the period until the next succeeding Settlement Report Date.

          (ii) On each Funding Period Determination Date, the Servicer shall deliver to the Trustee and the Agent a completed Funding Period Settlement Statement in the Form of Exhibit D-2 (the "Funding Period Settlement
                         -----------       -------------------------
Statement").
---------

          (iii) The Agent shall forward a copy of each Monthly Settlement Statement and/or Funding Period Settlement Statement to any Purchaser upon request by such Purchaser. Each of the Company and the Servicer will deliver copies of all notices, reports, statements and other documents delivered by it pursuant to the Pooling and Servicing Agreements to the Rating Agency. A copy of any such items may be obtained by any Certificateholder upon a written request delivered to the Trustee at the Corporate Trust Office.

          (b)    Annual Certificateholders[_] Tax Statement. On or before April
                 ------------------------------------------
1 of each calendar year (or such earlier date as required by applicable law), beginning with calendar year 1999, the Company on behalf of the Trustee shall furnish, or cause to be furnished, to each Person who at any time during the preceding calendar year was a Purchaser, a statement prepared by the Company containing the aggregate amount distributed to such Person for such calendar year or the applicable portion thereof during which such Person was a Purchaser, together with such other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as the Company deems necessary or desirable to enable the Purchaser to prepare their tax returns. Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall have been prepared by the Servicer and provided to the Trustee or the Agent and to the Purchasers, in each case pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          (c)  Early Amortization Event/Distribution of Principal Notices. Upon
               ----------------------------------------------------------
the occurrence of an Early Amortization Event with respect to Series 1998-1, the Company or the Servicer, as the case may be, shall give prompt written notice thereof to the Trustee and the Agent. As promptly as reasonably practicable after its receipt of notice of the occurrence of an Early Amortization Event with respect to Series 1998-1, the Agent shall give notice thereof to each Purchaser.

          (d)  Principal Payment Notices. During the Amortization Period, on
               -------------------------
each date which is three Business Days prior to a Funding Period Settlement Date, the Trustee shall deliver to the Agent a notice by fax, followed by a hard copy delivered by overnight carrier, setting forth the amount on deposit and available for distribution in the Series 1998-1 Principal Collection Sub-subaccount as of the opening of business on such date. In addition, on the Business Day preceding each day on which a distribution of principal is to be made during the Series 1998-1 Amortization Period, the Servicer shall notify the Agent, and direct the Agent to send notice to each Purchaser, which notice shall set forth the amount of principal to be distributed on the related date to the Purchasers with respect to the outstanding Series 1998-1 Invested Amount.

          (e)  Forwarding of Other Notices and Documents. The Trustee shall
               -----------------------------------------
promptly (but in any event within two Business Days following receipt thereof) forward to the Agent (and upon the request of any Purchaser, the Agent shall forward a copy of the same to such Purchaser) copies of the following documents and/or notices upon receipt thereof by a Responsible Officer of the Trustee:

               (i)    Financial Statements of Company. All financial statements
                      -------------------------------
     delivered by the Company pursuant to subsection 2.7(a) of the Agreement or by the Servicer pursuant to subsection 4.12 of the Servicing Agreement.

               (ii)   Early Amortization, Insolvency and Lien Notices. Any
                      -----------------------------------------------
     notice delivered by the Company pursuant to subsection 2.7(h) or 7.2(a) of the Agreement or any notice delivered by the Servicer pursuant to Section
     7.1 of the Agreement.

               (iii)  Certificates. All certificates delivered by the Servicer
                      ------------
     pursuant to Sections 4.3 and 4.4 of the Servicing Agreement.

               (iv)   Accountants' Letters. All certificates or letters (as the
                      --------------------
     case may be) delivered by the Servicer or the Servicer's independent public accountants (as the case may be ) pursuant to Section 4.3 or 4.4 of the Servicing Agreement.

          (f)  Termination of Sellers; Securities Filings.  The Servicer shall
               ------------------------------------------
promptly (i) notify the Agent of the addition or termination of any Seller under the Receivables Sale Agreement, and deliver to the Agent copies of any filings made by U.S. Foodservice with the Securities and Exchange Commission from time to time.


                                   ARTICLE V

                     ADDITIONAL EARLY AMORTIZATION EVENTS

          SECTION V.1.  Additional Early Amortization Events.  If any one of the
                        ------------------------------------
events specified in Section 7.1 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events (each, an "Early
                                                                           -----
Amortization Event") shall occur during the Series 1998-1 Revolving Period with
------------------
respect to the Series 1998-1 Certificates:

          (a) (i) failure on the part of the Servicer to direct any payment or deposit to be made or failure of any payment or deposit to be made in respect of interest owing on any VFC Certificates on the date such interest is due or (ii) failure on the part of the Servicer to direct any payment or deposit to be made or of the Company to make any payment or deposit in respect of any other amounts owing by the Company under any Pooling and Servicing Agreement, in accordance with the specific terms (and giving effect to any grace periods) of any applicable supplement thereto, on the date such other amount is due or such deposit is required to be made; provided however that, solely in the case of clause (i) above, it shall not
     -------- -------
     be an Early Amortization Event if (1) all deposits into the Trust Accounts are made pursuant to Article III of this Supplement, (2) the amounts in the Trust Accounts equal or exceed the interest payments to be made, and (3) the interest payments are made within one Business Day of the date such amount is due;

          (b) (i) failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements of the Company set forth in Section 2.8 of the Agreement or (ii) failure on the part of the Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in any Pooling and Servicing Agreement, which failure continues unremedied 30 days after the earlier of the date on which a Responsible Officer of the

     Company or the Servicer has knowledge thereof and the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Agent and/or Purchasers representing 25% or more of the Series 1998-1 Invested Amount;

          (c) any representation or warranty made or deemed made by the Company in any Pooling and Servicing Agreement to or for the benefit of the Term Certificateholders (i) proves to have been incorrect in any material respect when made or when deemed made and (ii) continues to be incorrect 30 days after the earlier of the date on which a Responsible Officer of the Company or the Servicer has knowledge thereof and the date on which notice of such failure, requiring the same to be remedied, has been given to the Company by the Trustee, or to the Company and the Trustee by the Agent and/or Purchasers representing 25% or more of the Series 1998-1 Invested Amount; provided, however, that an Early Amortization Event with respect
             --------  -------
     to the Series 1998-1 Certificates shall not be deemed to have occurred under this paragraph if the incorrectness of such representation or warranty gives rise to an obligation to repurchase the related Receivables and the Company has repurchased the related Receivable or all such Receivables, if applicable, in accordance with the provisions of any Pooling and Servicing Agreement within ten Business Days of the day on which the Company was obligated to do so;

          (d) a Servicer Default with respect to the Servicer shall have occurred and be continuing;

          (e) a Purchase Termination Event (as defined in the Receivables Sale Agreement) shall have occurred and be continuing under the Receivables Sale Agreement;

          (f)  a Change in Control shall have occurred;

          (g) at any time (i) the Series 1998-1 Allocated Receivables Amount shall be less than the Series 1998-1 Target Receivables Amount or (ii) the Series 1998-1 Invested Amount plus aggregate commercial paper discount on outstanding related commercial paper shall exceed the Maximum Invested Amount;

          (h) any of the Agreement, the Servicing Agreement, this Supplement, the Receivables Sale Agreement or the Servicer Guarantee shall cease, for any reason, to be in full force and effect, or the Company, any Seller, the Servicer, any Sub-Servicer or any Affiliate of any thereof shall so assert in writing;

          (i) the Trust shall for any reason cease to have a valid and perfected first priority undivided ownership or security interest in the Trust Assets (subject to no other Liens other than Permitted Liens described in clauses (i) and (v) of the definition thereof), or any of U.S. Foodservice, the Company or any Affiliate of any thereof shall so assert;

          (j) there shall have been filed against U.S. Foodservice, the Company or the Trust (i) a notice of federal tax Lien from the Internal Revenue Service, (ii) a notice of Lien from the PBGC under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which either of such sections applies or (iii) a notice of any other Lien the existence of which could reasonably be expected to have a material adverse effect on the business, operations or financial condition of such Person, and, in each case, 40 days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged;

          (k) any action, suit, investigation or proceeding at law or in equity (including, without limitation, injunctions, writs or restraining orders) shall be brought or commenced or filed by or before any arbitrator, court or Governmental Authority against the Company, the Servicer or any properties, revenues or rights of either thereof which could reasonably be expected to have a Material Adverse Effect with respect to such Person;

          (l) the average of the Dilution Ratios for any three consecutive Settlement Periods exceeds four and one-half percent (4.5%);

          (m) the average of the Loss-to-Liquidation Ratio for any three consecutive Settlement Periods exceeds three and one-quarter percent (3.25%);

          (n) the Delinquency Ratio for any Settlement Period exceeds six percent (6.0%);

          (o) for any Settlement Period, Days Sales Outstanding shall be more than 40 days;

          (p) any of the following financial performance tests shall fail to be satisfied with respect to U.S. Foodservice and its consolidated Subsidiaries as of the relevant date set forth below (capitalized terms used in this Section 5.1(p) and not otherwise defined herein shall have the meanings assigned to such terms in Annex I attached hereto (and, in the event that a term is defined both elsewhere herein and in Annex I, the definition contained in Annex I shall be the relevant definition for purposes of this Section):

               (i) On any Determination Date, the Fixed Charge Coverage Ratio shall be less than 1.75 to 1.0;

               (ii) The Consolidated Net Worth shall at any time be less than the Net Worth Minimum as of such date; or

               (iii) On any Determination Date occurring during any period specified in the following table, the Total Debt Ratio shall exceed the ratio set forth opposite such period on such table:

                                   Period              Ratio
                                   ------              -----
                          (both dates inclusive)

          Closing Date through September 29, 1999           4.5 to 1.0
          September 30, 1999 through September 29, 2000     4.0 to 1.0
          September 30, 2000 and thereafter                 3.75 to 1.0;
or

          (q) (i) failure of any of U.S. Foodservice, the Company or the Sellers, or any Affiliate of any thereof to pay when due (after giving effect to any grace periods applicable thereto) any amounts due under any agreement to which any such Person is a party and under which any Indebtedness greater than $15,000,000 is governed or (ii) indebtedness of any of U.S. Foodservice, the Company or the Sellers becomes due prior to its stated maturity in an aggregate amount, with respect to such Person, equal to or exceeding $15,000,000;

then, in the case of (x) any event described in Section 7.1 of the Agreement, after the applicable grace period (if any) set forth in such Section, automatically without any notice or action on the part of any of the Trustee, the Agent or the Purchasers, an early amortization period shall immediately commence or (y) any other event described above, after the applicable grace period (if any) set forth in such subsection, the Trustee may, and at the written direction of the Agent and/or Majority Purchasers voting as a single class, the Trustee shall, by written notice then given to the Company and the Servicer, declare that an early amortization period has commenced as of the date of such notice with respect to Series 1998-1 (any such period commencing under clause (x) or (y) above, an "Early Amortization Period").
                             -------------------------

                                  ARTICLE VI

                                 SERVICING FEE

          SECTION VI.1.   Servicing Compensation.  A monthly servicing fee (the
                          ----------------------
"Series 1998-1 Monthly Servicing Fee") shall be payable to the Servicer on each
------------------------------------
Distribution Date for the immediately preceding Settlement Period in an amount equal to the product of (a) the Servicing Fee and (b) a fraction (i) the numerator of which is the Maximum Invested Amount as of the end of such Settlement Period and (ii) the denominator of which is the sum of (A) the Aggregate Invested Amount as of the end of such Settlement Period (calculated without taking into account the Series 1998-1 Invested Amount or the Invested Amount of any other Outstanding Series which is a variable funding certificate series), plus (B) the Maximum Invested Amount as of the end of such Settlement
         ----
Period, plus (C) the aggregate maximum Invested Amounts as of the end of such
        ----
Settlement Period of all other Outstanding Series which are variable funding certificate series; provided, however, that if an Early Amortization Event has
                    --------  -------
occurred and is continuing and U.S. Foodservice or any Affiliate thereof is acting as Servicer, payment of the Series 1998-1 Monthly Servicing Fee shall be deferred until the Series 1998-1 Invested Amount has been paid in full.


                                  ARTICLE VII

                   REPRESENTATIONS AND WARRANTIES, COVENANTS

          SECTION VII.1.  Representations and Warranties of the Company and the
                          -----------------------------------------------------
Servicer.  The Company and the Servicer each hereby represents and warrants to
--------
the Trustee, the Agent and each of the Purchasers that each and every one of their respective representations and warranties contained in the Agreement is true and correct in all material respects as of the Issuance Date.

          SECTION VII.2.  Covenants of the Company and the Servicer. The Company
                          -----------------------------------------
and the Servicer hereby agree, in addition to their obligations under the Agreement and the Servicing Agreement, that:

          (a) they shall not terminate the Agreement unless in strict compliance with the terms of the Agreement and each Supplement relating to an Outstanding Series;

          (b) for so long as any of the VFC Certificates and interests therein are outstanding and are "restricted securities" within the meaning of

     Rule 144(a)(3) under the Securities Act, the Company will cause to be provided to any Holder of VFC Certificates or interests therein and any prospective purchaser of VFC Certificates or interests therein (which prospective purchaser is designated by any Holder of VFC Certificates or the Agent), upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and

          (c) they shall observe in all material respects each and every of their respective covenants (both affirmative and negative) contained in the Agreement, the Servicing Agreement, this Supplement and all other Transaction Documents to which each is a party;

          (d) they shall afford the Agent or any representative of the Agent access to all records relating to the Receivables at any reasonable time during regular business hours, upon reasonable prior notice, for purposes of inspection and shall permit each Agent or any representative of such Agent to visit any of the Company[_]s or the Servicer[_]s, as the case may be, offices or properties during regular business hours and as often as may reasonably be desired according to the Company[_]s or the Servicer[_]s, as the case may be, normal security and confidentiality requirements and to discuss the business, operations, properties, financial and other conditions of the Company or the Servicer with their respective officers and employees and with their independent certified public accountants; provided that the Agent shall notify the Company or the Servicer, as the
     --------
     case may be, prior to any contact with such accountants and shall give the Company or the Servicer the opportunity to participate in such discussions; and

          (e) neither the Company nor the Servicer shall take any action, nor permit any Seller to take any action, requiring the satisfaction of the Rating Agency Condition pursuant to any Transaction Document without the prior written consent of the Majority Purchasers.


          SECTION VII.3.  Covenants of the Servicer. The Servicer hereby agrees
                          -------------------------
that:

          (a) it shall observe each and all of its respective covenants (both affirmative and negative) contained in the Pooling and Servicing Agreements in all material respects;

          (b) it shall provide to the Agent (i) no later than 45 days after the Issuance Date and (ii) in the case of an addition of a Seller, prior to the related Seller Addition Date (as defined in the Receivables Sale Agreement), evidence that each Seller, or such Seller, as the case may be, maintains disaster recovery systems and back-up computer and other information management systems that are reasonably satisfactory to the Agent;

          (c) it shall provide to the Agent, simultaneously with delivery to the Trustee or the Rating Agencies, all reports, notices, certificates, statements and other documents required to be delivered to the Trustee or the Rating Agencies pursuant to the Agreement, the Servicing Agreement and the other Transaction Documents and furnish to the Agent promptly after receipt thereof a copy of each material notice, material demand or other material communication (excluding routine communications) received by or on behalf of the Company or the Servicer with respect to the Transaction Documents;

          (d) it shall provide notice to the Agent of the appointment of a Successor Servicer pursuant to Section 6.2 of the Servicing Agreement; and

          (e) it shall operate in good faith to allow the Trustee to use the Servicer's available facilities and expertise upon the Servicer's termination or default.

          SECTION VII.4.  Covenant of the Trustee. Neither the Trustee nor any
                          -----------------------
agent of the Trustee (including the Authenticating Agent and the Paying Agent) will knowingly take any action with the intent of facilitating (i) the registration, listing or trading of the VFC Certificates or any interests therein on any national, foreign, regional, local or other stock exchange or PORTAL or (ii) the development or existence of an "over the counter" market for the VFC Certificates (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise).

          SECTION VII.5.  Obligations Unaffected. The obligations of the Company
                          ----------------------
and the Servicer to the Agent and the Purchasers under this Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Receivables or any sale of any of the Receivables.


                                 ARTICLE VIII

                             CONDITIONS PRECEDENT

          SECTION VIII.1. Conditions Precedent to Effectiveness of the
                          --------------------------------------------
Supplement. This Supplement shall become effective on the date (the "Effective
----------                                                           ---------
Date") on which the following conditions precedent have been satisfied:
----

          (a)  Documents. The Agent shall have received an original copy for
               ---------
     itself and each Purchaser, each executed and delivered in form and substance satisfactory to the Agent, of (i) the Agreement, executed by a duly authorized officer of each of the Company, the Servicer and the Trustee, (ii) this Supplement, executed by a duly authorized officer of each of the Company, the Servicer and the Trustee, (iii) the Certificate Purchase Agreement, executed by a duly authorized officer of each of the Company, the Servicer, each Conduit Purchaser, each Alternate Purchaser and the Agent, and (iv) each of the other Transaction Documents, each duly executed by the parties thereto.

          (b)  Corporate Documents; Corporate Proceedings of the Company and
               -------------------------------------------------------------
     Servicer. The Agent shall have received, with a copy for each Purchaser,
     --------
     from the Company, each Seller, the Servicer and each Subservicer, true and complete copies of:

                    (i) the certificate of incorporation, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

                    (ii) a certificate of the Secretary of such Person, dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Person, as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Agents, of the Board of Directors of such Person or committees thereof authorizing the execution, delivery and performance of the Transaction Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (C) that the certificate of incorporation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Transaction Documents or any other document delivered in connection herewith or therewith on behalf of such Person; and

                    (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

          (c)  Good Standing Certificates.  The Agent shall have received copies
               --------------------------
     of certificates of compliance, of status or of good standing, dated as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction, with respect to the Company, the Servicer, each Subservicer and each Seller, in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of the Company, the Servicer, such Subservicer or such Seller, as the case may be.

          (d)  Consents, Licenses, Approvals, Etc.  The Agent shall have
               ----------------------------------
     received, with a counterpart for itself and each Purchaser, certificates dated the date hereof of a Responsible Officer of the Company, the Servicer, each Subservicer and each Seller either (i) attaching copies of all material consents, licenses and approvals required in connection with the execution, delivery and performance by the Company, the Servicer, such Subservicer or such Seller, as the case may be, of the Agreement, this Supplement, the Servicing Agreement and/or the Receivables Sale Agreement, as the case may be, and the validity and enforceability of the Agreement, this Supplement, the Servicing Agreement and/or the Receivables Sale Agreement against the Company, the Servicer, such Subservicer or such Seller, as the case may be, and such consents, licenses and approvals shall be in full force and effect or (ii) stating that no such consents, licenses or approvals are so required.

          (e)  No Litigation.  The Agent shall have received confirmation that
               -------------
     there is no pending or, to their knowledge after due inquiry, threatened action or proceeding affecting U.S. Foodservice, the Company or any of their respective Subsidiaries before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect with respect to U.S. Foodservice, the Company or any of their respective Subsidiaries.

          (f)  Lien Searches.  The Agent shall have received the results of a
               -------------
     recent search by a Person satisfactory to the Agent of UCC and other filings with respect to the Company and such other parties as it deems reasonably necessary.

          (g)  UCC Certificate.  The Agent shall have received from each Seller
               ---------------
     and the Company a UCC Certificate, completed in a manner satisfactory to such Agent, duly executed by a Responsible Officer of such Seller or the Company, as the case may be, and dated the Issuance Date.

          (h)  Filings, Registrations and Recordings.  Any documents (including,
               -------------------------------------
     without limitation, financing statements) required to be filed in order (i) to perfect the sale of the Receivables by each Seller to the Company pursuant to the Receivables Sale Agreement and (ii) to create, in favor of the Trustee, a perfected ownership/security interest in the Trust Assets under the Agreement with respect to which an ownership/security interest may be perfected by a filing under the UCC or other comparable statute, shall, in each case, have been properly prepared, executed and filed in each office in each jurisdiction listed in the Agreement or the Receivables Sale Agreement, as the case may be, and such filings are the only filings required in order to perfect the sale of the Receivables to the Company under the Receivables Sale Agreement, or to the Trust, under the Agreement, as the case may be, in the jurisdictions listed therein. The Agent shall have received evidence reasonably satisfactory to it of each such filing, registration or recordation and reasonably satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.

          (i)  Legal Opinions.  The Agent shall have received, with a
               --------------
     counterpart for each Purchaser and the Trustee, opinions of counsel to the Company and the Servicer, dated the Issuance Date, as to corporate, tax, bankruptcy, perfection and other matters in form and substance acceptable to the Agents and their counsel.

          (j)  Fees.  The Agent and each Purchaser shall have received payment
               ----
     of all fees and other amounts due and payable to it on or before the Effective Date, pursuant to the Fee Letter.

          (k)  Establishment of Accounts.  The Agent (x) shall have received
               -------------------------
     evidence reasonably satisfactory to it that the Collection Account, the Lockbox Accounts and all other Trust Accounts shall have been or shall be, within 30 days from the date of this Supplement, established in accordance with the terms and provisions of the Pooling and Servicing Agreements, and
     (y) shall otherwise be satisfied with the arrangements for collection of the Receivables pursuant thereto.

          (1)  Agreed-Upon Procedures; Policies.  The Agent shall have received,
               --------------------------------
     with sufficient copies for itself and each Purchaser, (i) a letter in form and substance satisfactory to the Agent from Independent Public Accountants to the effect that such accountants have performed certain agreed-upon procedures relating to the Servicer and historical information with respect to the Receivables and which describes such accountants* findings with respect to such procedures and (ii) a copy of the Policies of each Seller, which shall be satisfactory in form and substance to the Agent.

          (m)  Receivables Sale Agreement Conditions Satisfied.  Each of the
               -----------------------------------------------
     conditions precedent set forth in Section 3.02 of the Receivables Sale Agreement with respect to the addition of the Persons listed on Schedule 2 hereto as additional Sellers under the terms of the Receivables Sale Agreement shall have been satisfied on or prior to the Effective Date, it being understood that the Trustee, the Agents and the Purchasers shall be entitled to rely on all certificates and other documents delivered thereunder and all opinions delivered thereunder shall be addressed to each of them.

          (n) The Company shall have (i) delivered to the Trustee executed copies of software licenses or sublicenses, in a form reasonably acceptable to the Trustee, which grant to the Trustee the right to utilize any of the software owned or licensed by the Servicer that is necessary to perform the collection and administrative functions to be performed by the Trustee under the Transaction Documents, (ii) delivered to the Trustee executed copies of any landlord waivers, in a form reasonably acceptable to the Trustee, that may be necessary to grant to the Trustee access to any leased premises of the Servicer for which the Trustee may require access to perform the collection and administrative functions to be performed by the Trustee under the Transaction Documents, except to the extent the Company or the Servicer, as the case may be, owns such property and (iii) taken all actions reasonably requested by the Trustee in connection with, and have ensured completion of, each of the Servicer Site Review and the Standby Liquidation System.

          (o) The Company shall have a consolidated net worth, as determined in accordance with GAAP, of at least $44,200,000.

                                  ARTICLE IX

                                 MISCELLANEOUS

          SECTION IX.1.  Ratification of Agreement.  As supplemented by this
                         -------------------------
Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          SECTION IX.2.  Governing Law.  THIS SUPPLEMENT SHALL BE GOVERNED BY,
                         -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION IX.3.  Further Assurances.  Each of the Company, the Servicer
                         ------------------
and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Supplement and the sale of the VFC Certificates and the interests therein under the Certificate Purchase Agreement, including, without limitation, in the case of the Company and the Servicer, the execution of any financing or registration statements or similar documents or notices or continuation statements relating to the Receivables and the other Trust Assets for filing or registration under the provisions of the UCC or similar legislation of any applicable jurisdiction.

          SECTION IX.4.  No Waiver; Cumulative Remedies.  No failure to exercise
                         ------------------------------
and no delay in exercising, on the part of the Trustee or any Term Certificateholder, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION IX.5.  Amendments.  This Supplement may be amended,
                         ----------
supplemented or otherwise modified in writing from time to time only if such amendment, supplement or modification is effected in accordance with the provisions of Section 10.1 of the Agreement.

          SECTION IX.6.  Severability.  If any provision hereof is void or
                         ------------
unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

          SECTION IX.7.  Notices.  All notices, requests and demands to or upon
                         -------
any party hereto to be effective shall be given (i) in the case of the Company, in the manner set forth in Section 10.5 of the Agreement, and to the following address:

          The Company:      RS Funding Inc.
                            3773 Howard Hughes Parkway
                            Suite 300 N
                            Las Vegas, Nevada 89109
                            Attention: Jane Parr
                            Facsimile: (702)866-2244

          with a copy to:   RS Funding Inc.
                            850 North Hills Boulevard
                            Reno, Nevada 89506
                            Attention: Becky Benevides
                            Facsimile: (702)972-4666

(ii) in the case of the Servicer, in the manner set forth in Section 10.5 of the Agreement, and to the following address:

          The Servicer:     U.S. Foodservice, Inc.
                            9755 Patuxent Woods Drive
                            Columbia, Maryland 21046
                            Attention: Robert W. Gillison, IV
                            Facsimile: (410) 309-6296

(iii) in the case of the Trustee, in the manner and to the address set forth in
Section 10.5 of the Agreement,

(iv) in the case of the Agent, in the manner set forth in clause (v) below, and to the following address:

          The Agent:        NationsBank, N.A.

                            NationsBank Corporate Center
                            10th Floor
                            Charlotte, NC   28255
                            Attn: Michelle M. Heath
                            Tel:  (704) 386-7922
                            Fax:  (704) 388-9169

and (v) in the case of any other party, in writing (including a confirmed transmission by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed to such address as may be hereafter notified by the respective parties hereto from time to time. Any notice required or permitted to be mailed to a Purchaser shall be given as provided in
Section 4C.3 or as provided in Section 10.5 of the Agreement with respect to an Investor Certificateholder.

          SECTION IX.8.  Counterparts.  This Supplement may be executed in any
                         ------------
number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

          SECTION IX.9.  Limitation on Addition and Termination of Sellers.
                         -------------------------------------------------

          (a) Notwithstanding anything to the contrary contained in the Receivables Sale Agreement, the Company shall not consent to the addition of a Seller or a Seller Division thereunder unless (subject to the proviso contained in clause (iv) below) each of the following conditions shall have been satisfied:

     (i) (x) in the case of a proposed addition of a Seller, each of the conditions set forth in Section 3.02 of the Receivables Sale Agreement, and
     (y) in the case of a proposed addition of a Seller Division, the conditions set forth in subsections 3.02(a)(ii), (e), (f), (g), (h), (j) and (k) (in each case, applied to the applicable New Division as if it were a proposed additional Seller) of the Receivables Sale Agreement, shall have been satisfied.

     (ii) Each of the Company and the Agent shall have received copies of the Policies of such additional Seller (or such Seller Division, as the case may be, if different from the Policies of the Seller of which it is a New Division), which Policies shall be in form and substance satisfactory to the Agent.

     (iii) The Company shall have received confirmation (A) that there is no pending or, to its knowledge after due inquiry, threatened action or proceeding affecting such additional Seller (or such Seller Division, as the case may be) before any Governmental Authority (I) that could reasonably be expected to have a Material Adverse Effect with respect to such additional Seller (or such Seller Division, as the case may be, as if it were an additional Seller) or (II) that purports to affect the legality, validity or enforceability of this Supplement, the Agreement or any other Transaction Document or any of the transactions contemplated hereby or thereby.

     (iv) The Company and the Trustee shall have received evidence that the Rating Agency Condition shall have been satisfied with respect to the addition of such Seller (or addition of such Seller Division, as the case may be); provided that such satisfaction of the Rating Agency Condition
              --------
     (and such receipt of evidence thereof) shall not be required with respect to the addition of up to three Subsidiaries of U.S. Foodservice (and/or New Divisions) as Sellers (or Seller Divisions) during any calendar year, each of which Subsidiaries (or New Divisions) meets the following criteria: (x) such Subsidiary (or New Division) is in the same line of business as the existing Sellers as of the related Seller Addition Date (as defined in the Receivables Sale Agreement) and (y) as of such date, immediately prior to giving effect to such addition (the "Measurement Date"), the ratio
                                          ----------------
     (expressed as a percentage) of (I) (A) the aggregate Principal Amount of what would constitute all Eligible Receivables of such Subsidiary (or New Division) at the end of the Business Day immediately preceding the Measurement Date if it were a Seller (or Seller Division) minus the amount
                                                               -----
     which would constitute the Overconcentration Amount applicable to such Receivables on the Measurement Date if such Subsidiary (or New Division) were a Seller (or Seller Division) minus (B) the product of the amount
                                        -----
     calculated pursuant to the foregoing clause (A) and the PACA Percentage which would be applicable on such date to such Subsidiary (or New Division) if it were a Seller (or Seller Division), calculated solely with respect to it, to (II) the Aggregate Receivables Amount on such date (before giving effect to such addition), is less than five percent (5%).

     (v) The Company and the Trustee shall have received a certificate prepared by a Responsible Officer of the Servicer certifying that after giving effect to the addition of such Seller (or such Seller Division, as the case may be), the Aggregate Target Receivables Amount shall equal the Aggregate Allocated Receivables Amount on the related Seller Addition Date.

     (vi) Notwithstanding anything to the contrary contained in the Receivables Sale Agreement, the Company shall not consent to any request made to terminate a Seller under the Receivables Purchase Agreement, nor shall any Seller which is the subject of such request be terminated under the Receivables Sale Agreement, in each case unless (i) no Early Amortization Event, Potential Early Amortization Event or Potential Purchase Termination Event (as defined in the Receivables Sale Agreement) (other than with respect to the Seller to be so terminated) will have occurred and be continuing after giving effect to such termination and (ii) the Trustee shall have received prior notice of such termination (which notice shall be accompanied by a pro forma Daily Report confirming that the Aggregate
                      --- -----
     Target Receivables Amount equals the Aggregate Allocated Receivables Amount, each calculated after giving effect to such termination and excluding all Receivables originated by the Seller to be terminated).

     (b) Upon the termination of a Seller pursuant to the Receivables Sale Agreement and the foregoing paragraph (b), the calculation (including, without limitation, for purposes of the pro forma calculations pursuant to
                                             --- -----
     paragraph (b) above) of the Aggregate Target Receivables Amount, the Aggregate Allocated Receivables Amount, the Series 1998-1 Required Reserves and all other amounts from which each such amount is directly or indirectly derived shall exclude in each case the Receivables originated by such terminated Seller.


                                   ARTICLE X

                              FINAL DISTRIBUTIONS

          SECTION X.1.  Certain Distributions.  (a)  Not later than 2:00 p.m.,
                        ---------------------
New York City time, on the Distribution Date following the date on which the proceeds from the disposition of the Receivables pursuant to subsection 7.2(b) of the Agreement are deposited into the Series 1998-1 Non-Principal Collection Sub-subaccount and the Series 1998-1 Principal Collection Sub-subaccount, the Trustee shall distribute such amounts pursuant to Article III of this Supplement.

          (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, any distribution made pursuant to this Section 10.1 shall be deemed to be a final distribution pursuant to Section 9.3 of the Agreement with respect to the VFC Certificates.

                                  ARTICLE XI

                                 MISCELLANEOUS

          SECTION XI.1.  Servicing Party Transactions.  In order to clarify the
                         ----------------------------
provisions in Section 5.1 of the Servicing Agreement which permits Servicing Parties to merge and transfer its properties and assets to Persons other than corporations (such as limited liability companies and limited partnerships), by their acceptance of the VFC Certificates, the VFC Certificateholders agree to restate the provisions of Section 5.1 of the Servicing Agreement as follows:

          (a) the corporation or other Person formed by such consolidation or into which such Servicing Party is merged or the Person which acquires by conveyance or transfer the properties and assets of such Servicing Party substantially as an entirety shall be a corporation or Person organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, and, if such Servicing Party is not the surviving entity, such corporation or Person shall assume, without the execution or filing of any paper or any further act on the part of any of the parties hereto (except as may be required in the context of an acquisition by conveyance or transfer of the properties and assets of such Servicing Party substantially as an entirety to such other Person), the performance of every covenant and obligation of such Servicing Party hereunder; and

          SECTION 11.2.  Lockbox Concentration Accounts.  In order to eliminate
                         ------------------------------
the need for multiple wire transfers (and to minimize the Company's expenses resulting therefrom) on the same Business Day from the same Lockbox Processor to the Collection Concentration Account, by their acceptance of the VFC Certificates, the VFC Certificateholders agree to permit each Lockbox Processor to consolidate all funds received by such Lockbox Processor into one account used by such Lockbox Processor prior to their transfer to the Collection Concentration Account. Accordingly:

          (a) The following definitions in the Pooling Agreement are restated as follows:

          "Lockbox Account" shall mean the intervening account used by a Lockbox Processor for deposit of funds received in a Lockbox, another Lockbox Account or an Eligible Segregated Account prior to their transfer to the Collection Concentration Account.

          "Lockbox Agreement" shall mean, with respect to each Lockbox Processor, a lockbox agreement in either of the forms set forth as Exhibits A-1 and A-2 hereto or as otherwise permitted by the Servicing Agreement.

          (b) The first sentence in Section 2.3(b)(i) of the Servicing Agreement is restated as follows:

          Each Lockbox Agreement shall provide that the Lockbox Processor thereunder is irrevocably directed, and such Lockbox Processor irrevocably agrees, to (i) deposit funds received in the Lockbox directly into the Lockbox Account and (ii) transfer immediately available funds on deposit in the Lockbox Account within one Business Day of receipt thereof to the Trustee for deposit in the Collection Concentration Account; provided, that any Lockbox Processor shall be permitted to consolidate funds from one or more Lockbox Accounts and Eligible Segregated Accounts into one Lockbox Account for deposit in the Collection Concentration Account

          SECTION 11.3. Effectiveness. The consents and amendments set forth in
                        -------------
Sections 11.1 and 11.2 shall become effective only after the Company shall have received the consent of Investor Certificateholders evidencing more than 50% of the Invested Amount of each other Series issued and outstanding.

          IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused this Series 1998-1 Supplement to be duly executed by their respective officers as of the day and year first above written.


                              RS FUNDING INC.



                              By: /s/ Robert W. Gillison, IV
                                 --------------------------------
                                 Name: Robert W. Gillison, IV
                                 Title: Treasurer


                              U.S. FOODSERVICE, INC., in its individual capacity and as Servicer



                              By: /s/ Robert W. Gillison, IV
                                 --------------------------------
                                 Name: Robert W. Gillison, IV
                                 Title: Treasurer


                              THE CHASE MANHATTAN BANK, not in its individual capacity but solely as Trustee



                              By: /s/ JoAnn Manieri
                                 --------------------------------
                                 Name: JoAnn Manieri
                                 Title: Trust Officer

                                                                 Schedule 2

                            New Additional Sellers
                            ----------------------



Continental Food Service, Inc., a division of John Sexton & Co.

E&H Distributing Co.

Harrison's Prime Meats & Provisions, Inc.

Illinois Fruit & Produce Corp.

JP Foodservice Distributors, Inc.

Nevada Baking Company, Inc.

Outwest Meat Company

Sorrento Food Service, Inc.

Squeri Food Service, Inc.

U.S. Foodservice - Knoxville L.P.

Westlund Provisions, Inc.

                                    Annex I

                        Financial Covenant Definitions
                        ------------------------------

The following terms shall have the following meanings solely for the purpose of their use in Section 5.1(p) of this Supplement:

          "Capital Lease Obligation" shall mean, as at any date, with respect to
           ------------------------
     any capital lease, the amount of the obligation of the lessee thereunder which would, in accordance with GAAP, appear on a balance sheet of such lessee or in the notes thereto in respect of such capital lease.

          "Consolidated Net Worth" shall mean, as of any date, (a) the sum of
           ----------------------
     capital stock (but excluding capital stock subscribed for but unissued) and surplus (including retained earnings, additional paid-in capital and the balance of the current profit and loss account not transferred to surplus) accounts of U.S. Foodservice and its Restricted Subsidiaries appearing on a consolidated balance sheet of U.S. Foodservice and its Restricted Subsidiaries prepared in accordance with GAAP as of such date, after eliminating all amounts properly attributable to outside minority interests in Restricted Subsidiaries plus (b) the amount of the aggregate
                                ----
     amortization of Effective Date Intangibles in accordance with GAAP subsequent to the Credit Agreement Effective Date to and including such date of determination to the extent such amortization has reduced the surplus accounts of U.S. Foodservice and its Restricted Subsidiaries appearing on a balance sheet of U.S. Foodservice and its Restricted Subsidiaries prepared in accordance with GAAP as of the Credit Agreement Effective Date (after giving effect to the consummation of the Merger Transaction).

          "Credit Agreement Effective Date" shall mean December 23, 1997.
           -------------------------------

          "Debt" shall mean, as applied to any Person, as of any date of
           ----
     determination (without duplication):

          (a) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes, drafts or similar instruments, or upon which interest payments are customarily made except for all such obligations of each Restricted Subsidiary or U.S. Foodservice to one or more of U.S. Foodservice and the other Restricted Subsidiaries;

          (b) all obligations of such Person for all or any part of the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business which are not overdue by more than 45 days or which are being contested in good faith by appropriate proceedings) or for the cost of property constructed or of improvements;

          (c) all obligations secured by any Lien other than a Lien deemed to exist in connection with any receivables securitization (including the securitization contemplated by this Agreement) permitted pursuant to the Five Year Credit Agreement (including any related filings of financing statements);

     provided that for purposes of calculating the Total Debt Ratio, the
     --------
     Aggregate Invested Amount (and any similar amounts under any other such receivables securitization to which Distributors or any of its Restricted Subsidiaries is a party) shall be included in this amount;

          (d)  all Capital Lease Obligations of such Person;

          (e) all preferred stock issued by such Person or required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date;

          (f) the aggregate amount of the net liability exposure of such Person under all hedging agreements relating to speculative hedge arrangements (those hedge arrangements which are required to be marked-to-market under GAAP) as determined under GAAP; and

          (g) all Guaranties by such Person of or with respect to obligations of the character referred to in the foregoing clauses (a) through (f) of another Person;

provided, however, that in determining the Debt of U.S. Foodservice, so long as
--------  -------
the Sara Lee Offset Agreement shall remain in full force and effect and shall be effective to permit the offset of principal and interest due under the Sara Lee Note against principal and interest due under PYA's Note (or to establish U.S. Foodservice's obligation in respect of the indebtedness evidenced by the Sara Lee Note from and after a prepayment in full of PYA's Note as the remaining principal balance of the Sara Lee Note after offset against amounts owing thereon of the principal of and accrued and unpaid interest to the date of prepayment on the PYA Note), the Debt evidenced by the Sara Lee Note shall be deemed equal to the net amounts for which U.S. Foodservice is obligated under the Sara Lee Offset Agreement.

          "Determination Date" shall mean the last day of each fiscal quarter of
           ------------------
     U.S. Foodservice and the Sellers.

          "Effective Date Intangibles" shall mean all goodwill and other
           --------------------------
     intangible assets that appear on a consolidated balance sheet of U.S. Foodservice and its Restricted Subsidiaries prepared in accordance with GAAP as of the Credit Agreement Effective Date immediately after giving effect to the Merger Transaction.

          "Everett Facility" shall mean the facility owned by JPFDI on November
           ----------------
     10, 1994 located in Everett, Massachusetts.

          "Five Year Credit Agreement" shall mean the Five Year Credit Agreement
           --------------------------
     dated as of December 23, 1997 among Rykoff-Sexton, Inc. (as predecessor to

     U.S. Foodservice) and JP Foodservice Distributors, Inc. as lenders, NationsBank, N.A., as administrative agent, NationsBanc Montgomery Securities, Inc. and Chase Securities, Inc., as co-arrangers, Chase Manhattan Bank, as syndication agent and Bank of America, NT & SA, as documentation agent.

          "Fixed Charge Coverage Ratio" shall mean, for U.S. Foodservice and its
           ---------------------------
     Restricted Subsidiaries as of any Determination Date, the number obtained by dividing (a) Net Income Available for Fixed Charges for the period ("Coverage Period") of four consecutive fiscal quarters ended on such
       ---------------
     Determination Date by (b) Fixed Charges for such Coverage Period.

          "Fixed Charges" shall mean, for any period, the sum of the following
           -------------
     amounts: (a) Interest Expense for such period, plus (b) the aggregate
                                                    ----
     amount of Operating Lease Rentals accrued (whether or not actually paid) during such period.

          "Interest Expense" shall mean, as applied to any Person, for any
           ----------------
     period, the sum of the following amounts for all such Persons of: (a) the aggregate amount of all interest accrued (whether or not actually paid) during such period on Debt (including, without limitation, (i) imputed interest on Capital Lease Obligations and (ii) all imputed interest, whether in the form of "yield", "discount" or other similar item, that accrues in respect of any receivables securitization permitted under the Five Year Credit Agreement entered into by such Person (or by any Subsidiary of such Person or any other Person "controlled" (as such term is defined in the Securities Act of 1933 and the rules and regulations thereunder)), together with any fees payable thereunder, plus (b)
                                                              ----
     amortization of debt discount and expense during such period (excluding deferred financing amortization), plus (c) all fees and commissions payable
                                       ----
     in connection with any letters of credit during such period. Unless otherwise specified, any reference to Interest Expense for any period is intended as a reference to the sum for such period of said amounts for U.S. Foodservice and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP after eliminating all amounts properly attributable to outside minority interests in Restricted Subsidiaries.

          "JPFDI" shall mean JP Foodservice Distributors, Inc.
           -----

          "Lien" shall mean, as to any Person, any mortgage, lien (statutory or
           ----
     other), pledge, assignment, hypothecation, adverse claim, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, trust receipt or other title retention agreement or capital lease with respect to, any property or asset of such Person, or the signing or filing of a financing statement which names such Person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement which names such Person as debtor. For purposes of
     Section 5.1(p) of this Supplement, a Person shall be deemed to be the owner of any property which it has placed in trust for the benefit of holders of Debt of such Person which Debt is deemed to be extinguished under GAAP but for which such Person remains legally liable, and such trust shall be deemed to be a Lien.

          "Merger Agreement" shall mean the Agreement and Plan of Merger, dated
           ----------------
     as of June 30, 1997, as amended as of September 3, 1997 and November 5, 1997, together with all exhibits and schedules thereto, by and among JP Foodservice, Inc., Hudson Acquisition Corp., a wholly owned subsidiary of the JP Foodservice, Inc., and Rykoff-Sexton, Inc.

          "Merger Transaction" shall mean the transaction in which, among other
           ------------------
     things, (i) Rykoff-Sexton, Inc. was merged with and into Hudson Acquisition Corp., a wholly owned subsidiary of JP Foodservice, Inc., and (ii) each issued and outstanding share of common stock of Rykoff-Sexton, Inc., other than shares, if any, owned by Rykoff-Sexton, Inc., JP Foodservice, Inc. or Hudson Acquisition Corp. were converted into the right to receive 0.775 of a share of common stock of JP Foodservice, Inc., all upon the terms and conditions set forth in the Merger Agreement.

          "Net Income Available for Fixed Charges" shall mean, for any period,
           --------------------------------------
     (a) the net income (or deficit) of U.S. Foodservice and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP after eliminating all non-cash or nonrecurring items (whether cash or non-cash and whether or not deemed extraordinary in accordance with GAAP) for such period, plus (b) the sum of the following amounts, in each case to the
                  ----
     extent deducted in arriving at the amount determined in accordance with the foregoing subdivision (a): (i) Interest Expense, (ii) provisions for taxes imposed on or measured by income or excess profits, (iii) Operating Lease Rentals accrued (whether or not actually paid), and (iv) provisions for depreciation and amortization of Effective Date Intangibles; provided,
                                                                  --------
     however, that in determining the net income (or deficit) of U.S.
     -------
     Foodservice and its Restricted Subsidiaries pursuant to the foregoing subdivision (a) for any period during which U.S. Foodservice shall have sold or otherwise disposed of the Everett Facility, losses from such sale or other disposition shall be disregarded to the extent the aggregate amount of all such losses (computed without regard to Effective Date Intangibles attributable to such facility) does not exceed $3,300,000 on an after tax basis.

          "Net Worth Minimum" shall mean, as of any date, the sum of (i) eighty-
           -----------------
     five percent (85%) of Consolidated Net Worth as of December 31, 1997 (after giving effect to the consummation of the Merger Transaction and after giving effect to all costs associated with the Merger Transaction) plus
                                                                        ----
     (ii) on the last day of each fiscal quarter to occur after the Credit

     Agreement Effective Date an amount (but not less than zero) equal to fifty percent (50%) of the Consolidated Net Income of U.S. Foodservice and its Restricted Subsidiaries for such fiscal quarter, such increases to be cumulative, plus (iii) eighty percent (80%) of the effect (positive or
                 ----
     negative) on Consolidated Net Worth from acquisitions permitted hereunder.

          "Operating Cash Flow" shall mean, for any period, (a) the net income
           -------------------
     (or deficit) of U.S. Foodservice and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP after eliminating all non-cash or nonrecurring items (whether cash or non-cash and whether or not deemed extraordinary in accordance with GAAP) for such period; plus (b) the
                                                                    ----
     sum of the following amounts, in each case to the extent deducted in arriving at such amount determined in accordance with the foregoing subdivision (a):

          (i)   Interest Expense,

          (ii) provisions for taxes imposed on or measured by income or excess profits, and

          (iii) provisions for depreciation and amortization;

     plus (c) the sum (without duplication) of the following items to the extent
     ----
     not included in the amounts determined pursuant to subdivisions (a) and (b) above (such sum being herein called the "Acquired Unit Adjustment"):
                                              ------------------------

          (i) the net income (or net deficit) for such period of each Person which shall have become a Restricted Subsidiary during such period (an "Acquired Subsidiary") after eliminating all non-cash or nonrecurring items
      -------------------
     (whether cash or non-cash and whether or not deemed extraordinary in accordance with GAAP),


          (ii) the net income (or net deficit) derived during such period from any operating assets acquired by U.S. Foodservice or a Restricted Subsidiary during such period ("Acquired Assets"), and
                                     ---------------

          (iii) the sum (without duplication) of the following items to the extent deducted in determining net income of any Acquired Subsidiary or derived from any Acquired Assets for such period: (A) Interest Expense of such Acquired Subsidiary or associated with such Acquired Assets, (B) provisions for taxes imposed on or measured by income or excess profits of such Acquired Subsidiary or associated with such Acquired Assets, and (C) provisions for depreciation and amortization of such Acquired Subsidiary or associated with such Acquired Assets;

     minus (d) the sum of the following items to the extent included in the
     -----
     amounts determined pursuant to subdivisions (a), (b) and (c) above (such sum being herein called the "Disposed Unit Adjustment"):
                                  ------------------------

          (i) the net income (or net deficit) for such period of each Person which shall have ceased to be a Restricted Subsidiary during such period (a "Disposed Subsidiary") after eliminating all non-cash or nonrecurring items
      -------------------
     (whether cash or non-cash and whether or not deemed extraordinary in accordance with GAAP),

          (ii) the net income (or net deficit) derived during such period from any assets which were sole or otherwise disposed of by U.S. Foodservice or a Restricted Subsidiary during such period ("Disposed Assets"), and
                                                  ---------------

          (iii) the sum (without duplication) of the following items to the extent deducted in determining net income of any Disposed Subsidiary or derived from any Disposed Assets for such period: (A) Interest Expense of such Disposed Subsidiary or associated with such Disposed Assets, (B) provisions for taxes imposed on or measured by income or excess profits of such Disposed Subsidiary or associated with such Disposed Assets for such period, and (C) provisions for depreciation and amortization of such Disposed Subsidiary or associated with such Disposed Assets;

     provided, however, that (1) for purposes of determining Operating Cash Flow
     --------  -------
     for any period, the Acquired Unit Adjustment and the Disposed Unit Adjustment shall be determined by U.S. Foodservice in accordance with sound financial practice (and on the basis, to the extent available, of appropriate financial statements and tax returns for such period), and (2) no amount shall in any event be includable in Operating Cash Flow pursuant to subdivision (c) of this definition for any period in respect of any Acquired Unit Adjustment unless the amount and calculation thereof shall also be includable pursuant to the Five Year Credit Agreement; and provided
                                                                        --------
     further, that in determining the net income (or deficit) of U.S.
     -------
     Foodservice and its Restricted Subsidiaries pursuant to the foregoing subdivision (a) for any period during which U.S. Foodservice shall have sold or otherwise disposed of the Everett Facility, losses from such sale or other disposition shall be disregarded to the extent the aggregate amount of all such losses (computed without regard to Effective Date Intangibles attributable to such facility) does not exceed $3,300,000 on an after tax basis.

          "Operating Lease" shall mean an operating lease of property in
           ---------------
     accordance with GAAP (real, personal or mixed) having an original term (including terms of renewal or extension at the option of the lessor or the lessee, whether or not any such option has been exercised) of more than one year, other than (a) a capital lease and (b) in the case of any subsidiary of U.S. Foodservice, any such lease under which U.S. Foodservice is the lessor.

          "Operating Lease Rentals" shall mean, as applied to U.S. Foodservice
           -----------------------
     and its Restricted Subsidiaries for any period, the total amount (whether designated as rentals or additional or supplemental rentals or otherwise) payable as lessee under all Operating Leases during such period, including amounts so payable during such period by reason of a lease termination or a surrender of property but excluding amounts so payable on account of maintenance, ordinary repairs, insurance, taxes, assessments and other charges which cover the cost of, or reimburse the lessor for, costs related to the applicable Operating Lease or the property subject thereto or to the use, holding or operation thereof.

          "PYA" shall mean PYA/Monarch, Inc. a Delaware corporation.
           ---

          "PYA's Note" shall mean that certain promissory note of PYA, dated
           ----------
     March 10, 1989, in the original principal amount of $110,000,000 and payable to JPFDI which bears interest at rates between 10.35% and 10.8% per annum, as such note shall be in effect on the Credit Agreement Effective Date.

          "Restricted Subsidiary" shall mean each subsidiary of U.S. Foodservice
           ---------------------
     which has not been designated as an "Unrestricted Subsidiary" under and in accordance with the Five Year Credit Agreement.

          "Sara Lee Note" shall mean that certain promissory note of JPFDI dated
           -------------
     August 19, 1989, made in the original principal amount of $112,000,000 and payable to PYA, which bears interest at the per annum rate of 11%, as such note shall be in effect on the Credit Agreement Effective Date.

          "Sara Lee Offset Agreement" shall mean the amended and Restated Note
           -------------------------
     Offset Agreement, dated as of July 3, 1989, by and between PYA and JPFDI, providing, among other things, for the settlement of maturities of principal and accrued interest under the Sara Lee Note, on the one hand, and under PYA's Note, on the other hand by offsetting the respective amounts due thereunder.

          "Total Debt" shall mean, as of any date, the aggregate amount of all
           ----------
     Debt of U.S. Foodservice and its Restricted Subsidiaries outstanding on such date (including, without limitation, Debt evidenced by any Note), determined on a consolidated basis.

          "Total Debt Ratio" shall mean, for U.S. Foodservice and its Restricted
           ----------------
     Subsidiaries as of any date, the number obtained by dividing (a) Total Debt as of such date by (b) Operating Cash

     Flow for the period ("Cash Flow Period") of four consecutive fiscal quarters ended on such date or (if such date shall not be a Determination
     Date) most recently prior to such date.